UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))

|_|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss.240.14a-12


                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the Appropriate box):

|_|      No fee required.

|X|      Fee computed on table below per Securities Exchange Act Rules 15a-6(i)
         (4) and 0-11.*

|_|      Fee paid previously with preliminary materials.
         (1)    Title of each class of securities to which transaction applies:
                Common stock of Southern Security Life Insurance Company.
         (2)    Aggregate number of securities to which transaction applies:
                490,816 shares of common stock.
         (3) Per unit price or other underlying value of transaction computed pursuant to Securities Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                     $3.84 per share of common stock.
         (4)    Proposed maximum aggregate value of transaction:
                     1,884,733
         (5)    Total fee paid: $238.80

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid: $238.80
         (2)    Form, Schedule or
                Registration Statement
                No.:                    Schedule 13E-3
         (3)    Filing Party:           Southern Security Life Insurance Company
         (4)    Date Filed:             September 27, 2004



   * As of September 29, 2004, there were outstanding 2,105,235 shares of common stock. The filing fee was determined by the product of the merger consideration of $3.84 in cash per share of common stock and the 490,816 shares of common stock proposed to be acquired in the merger from the unaffiliated stockholders. The payment of the filing fee, calculated in accordance with Fee Rate Advisory No. 7 for Fiscal Year 2004 (Updated), equals $126.70 per million of the aggregate merger consideration calculated pursuant to the preceding sentence.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746


                                October __, 2004






Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the annual meeting of stockholders of Southern Security Life Insurance Company (the "Company") to be held on November __, 2004, at 10:00 a.m., Eastern Standard Time, at 755 Rinehart Road, Lake Mary, Florida.

         The formal notice of the annual meeting and the proxy statement has been made a part of this invitation. Also enclosed is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004.

         The matters to be addressed at the meeting will include (1) to elect eight directors; (2) to approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a privately-held company and wholly-owned subsidiary of Security National Life Insurance Company and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common stock of the Company; (3) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and (4) to report on the business activities of the Company and to answer any stockholder questions. A copy of the Agreement and Plan of Reorganization is included as Appendix A to these materials.

         Our Board of Directors believes the Agreement and Plan of Reorganization and the transactions contemplated by the agreement, including the merger, are fair to and in the best interests of the Company and its stockholders.  Based  in part  on the  valuation  report  prepared  by  Houlihan
Valuation Advisors as to the fairness of the merger to our minority stockholders, our Board of Directors has unanimously approved the adoption of the Agreement and Plan of Reorganization and recommends that you vote "FOR" adoption of the Agreement and Plan of Reorganization.

         Your vote is very important. We hope you will take a few minutes to review the proxy statement and complete, sign and return your proxy card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your proxy will not prevent you from voting in person at the meeting, should you wish to do so.

         Thank you for your support of Southern Security Life Insurance Company. We look forward to seeing you at the annual meeting.

                                       Sincerely yours,

                                       SOUTHERN SECURITY LIFE INSURANCE COMPANY



                                       George R. Quist
                                       Chairman of the Board and Chief Executive
                                       Officer

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Southern Security Life Insurance Company (the "Company"), a Florida corporation, will be held on November __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m., Eastern Standard Time, to consider and act upon the following:

1. To elect a Board of Directors consisting of eight directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

2. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a privately-held company and wholly-owned subsidiary of Security National Life Insurance Company, and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common s tock of the Company;

3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and

4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

         The Board of Directors has fixed the close of business on August 26, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting.

         If you do not expect to attend the meeting in person, it is important that your shares be represented. Please use the enclosed proxy card to vote on the matters to be considered at the meeting, sign and date the proxy card and mail it promptly in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time before the meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the meeting and voting in person. If your shares are held in "street name" you should instruct your broker how to vote in accordance with your voting instruction form.

                                             By order of the Board of Directors,


                                             G. Robert Quist
                                             First Vice President and Secretary

October __, 2004
Salt Lake City, Utah

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction; passed upon the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure in the document. Any representation to the contrary is a criminal offense.

         The accompanying proxy statement is dated October __, 2004 and is first being mailed to stockholders of the Company on or about October __, 2004.

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY

                                755 Rinehart Road
                            Lake Mary, Florida 32746

                                 PROXY STATEMENT


                               Summary Term Sheet

         This Summary Term Sheet highlights selected information contained in this proxy statement relating to approval of the Agreement and Plan of Reorganization and may not contain all of the information that is important to you, including information relating to the nominees for election of directors. You are urged to read the entire proxy statement carefully, including the appendices. In addition, we incorporate by reference important business and financial information about us into this proxy statement. In this proxy statement, the terms "we," "us," "our" and "the Company" refer to Southern Security Life Insurance Company. We refer to the stockholders of Southern Security Life Insurance Company, other than Security National Life Insurance Company and SSLIC Holding Company, as the "unaffiliated stockholders."


Purpose of Stockholder Vote        You are  asked to  consider  and vote  upon a
                                   proposal to adopt the  Agreement  and Plan of
                                   Reorganization,  dated as of August 25, 2004,
                                   by and among the Company,  Security  National
                                   Life  Insurance  Company  and  SSLIC  Holding
                                   Company,  which is  referred to in this proxy
                                   statement  as  the  "Agreement  and  Plan  of
                                   Reorganization."  Pursuant  to the  Agreement
                                   and  Plan of  Reorganization,  SSLIC  Holding
                                   Company  will be  merged  with  and  into the
                                   Company,   and  the   Company   will  be  the
                                   surviving corporation.  Following the merger,
                                   Security National Life Insurance Company will own all of the issued and outstanding capital stock of the Company.

Parties involved in the            The Company is a Florida domiciled  insurance
Proposed Transaction               company.  Its  shares  of  common  stock  are
                                   publicly   held  and  trade  on  the   Nasdaq
                                   SmallCap  Market.   Security   National  Life
                                   Insurance   Company   is  a  Utah   domiciled
                                   insurance    company   and   a   wholly-owned
                                   subsidiary  of  Security  National  Financial
                                   Corporation.  SSLIC Holding Company is a Utah
                                   corporation and a wholly-owned  subsidiary of
                                   Security  National  Life  Insurance  Company.
                                   Security  National Life Insurance Company and
                                   SSLIC Holding Company  currently own 76.7% of
                                   the  Company's   outstanding  common  shares.
                                   Security National Financial  Corporation is a
                                   Utah corporation. Its shares of Class A common stock are publicly held and trade on the Nasdaq Stock Market.

                                   Under a possible interpretation of the rules governing "going private" transactions, Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company may be deemed to be affiliates of the Company with respect to the merger. Therefore, each of these entities has been included as a filing person on a
                                   Schedule 13E-3 filed in connection with the merger. Schedule 13E-3 requires that the filing persons provide additional information to the information that would otherwise be required under the federal laws governing proxy solicitations, including information regarding such parties' views as to the fairness of the merger to the unaffiliated stockholders of the Company.

Effect of the Merger on            Upon  completion  of the merger,  each issued
Our Outstanding Common             and outstanding share of the Company's common
Stock                              stock (except for shares of common stock held
                                   by Security National Life Insurance Company and SSLIC Holding Company) will be converted into the right to receive $3.84 in cash.

Annual Meeting                    The stockholders  vote will take place at the
                                   annual meeting of our stockholders to be held on November __, 2004 at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m. local time.

Record Date                        You  are  entitled  to  vote  at  the  annual
                                   meeting if you own shares of common stock of the Company at the close of business on August 26, 2004, which is the record date for the annual meeting. On the record date, 2,105,235 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting.

Voting Information                 You will have one vote for each  share of the
                                   Company's common stock that you own at the close of business on the record date. If your shares are held in street name by a broker, you will need to provide your broker with instructions on how to vote your shares.

                                   Before voting your shares of the Company's stock, we encourage you to read the proxy statement in its entirety, including its appendices, and carefully consider how the merger affects you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States, as soon as possible so that your shares can be voted at the annual meeting. For more information on how to vote your shares, please refer to "The annual meeting -- Record Date and Voting Information" beginning on page 9.

Stockholder Approvals              The  merger  will  be  completed  only if the
Required                           Agreement  and  Plan  of   Reorganization  is
                                   adopted by the affirmative vote of a majority
                                   of  the  votes  entitled  to be  cast  by the
                                   stockholders (as of the record date),  voting
                                   together.  Abstentions  and broker  non-votes
                                   will have the same  effect as a vote  against
                                   approval  of  the   Agreement   and  Plan  of
                                   Reorganization.  See "The  annual  meeting --
                                   Record Date and Voting Information" beginning on page 9.

Our Position as to the             Our Board of Directors  has  determined  that
Fairness of the Merger             the Agreement and Plan of Reorganization  and
                                   the   transactions    contemplated   by   the
                                   agreement,    including   the   merger,   are
                                   advisable,  fair to and in the best interests
                                   of  the   Company   and   its   stockholders,
                                   including  the   unaffiliated   stockholders.
                                   Their  belief is based upon  their  knowledge
                                   and   analysis   of   available   information
                                   regarding the Company, as well as discussions
                                   with  members  of  senior  management  of the
                                   Company.  Their  belief is also  based on the
                                   valuation   report   prepared   by   Houlihan
                                   Valuation  Advisors,  as described  below, to
                                   estimate  the fair market value of the shares
                                   held by our unaffiliated stockholders and the
                                   Houlihan  Valuation  Advisors'  opinion as to
                                   the   fairness   of   the   merger   to   the
                                   unaffiliated stockholders.

Opinion of Houlihan                Pursuant to an engagement letter,  dated June
Valuation Advisors                 21,  2004,  our  Board of  Directors  and the
                                   Board  of  Directors  of  Security   National
                                   Financial   Corporation   retained   Houlihan
                                   Valuation  Advisors  to  prepare a  valuation
                                   report to estimate  the fair market  value of
                                   the 490,816  shares of our common stock to be
                                   purchased   in  the   transaction   from  the
                                   unaffiliated  stockholders  of the Company as
                                   of June 30,  2004,  and express an opinion as
                                   to   the   fairness   to   the   unaffiliated
                                   stockholders of the proposed  purchase of the
                                   490,816 shares of our common stock,  assuming
                                   the  transaction  is  completed  as proposed.
                                   Houlihan  Valuation  Advisors  has provided a
                                   fairness  opinion  to our Board of  Directors
                                   and to the  Board of  Directors  of  Security
                                   National Financial Corporation. The executive
                                   summary of the  fairness  opinion is attached
                                   to this proxy  statement  as  Appendix B. You
                                   are encouraged to read the executive  summary
                                   of the  fairness  opinion  and to request and
                                   read the  Houlihan  fairness  opinion  in its
                                   entirety  for   description   of   procedures
                                   followed,     assumptions    made,    matters
                                   considered  and  limitations   undertaken  by
                                   Houlihan in connection with the opinion.

                                   Houlihan's written opinion is directed to our Board of Directors and the Board of Directors of Security National Financial Corporation and only addresses the fairness, from a financial point of view, to the Company's unaffiliated stockholders, other than Security National Life Insurance Company and SSLIC Holding Company, of the $3.84 per share in cash to be paid to such unaffiliated stockholders in the merger. Houlihan's written opinion does not address the merits of the underlying decision of the Company to engage in the merger or any other aspect of the merger and does not constitute a recommendation to any stockholder as to how the stockholder should vote on any matter relating to the merger. Houlihan's opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Houlihan as of, the date of Houlihan's opinion. Houlihan assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion.

The Position of Security           Security  National   Financial   Corporation,
National Financial                 Security  National Life Insurance Company and
Corporation, Security              SSLIC  Holding  Company and their  respective
National Life Insurance            Board of Directors believe the merger is fair
Company and SSLIC Holding          to  the  unaffiliated   stockholders  of  the
Company as to the                  Company.  Their  belief is based  upon  their
Fairness of the Merger             knowledge    and    analysis   of   available
                                   information regarding the Company, as well as
                                   discussions with members of senior management
                                   of the Company. Their belief is also based on
                                   the  valuation  report  prepared  by Houlihan
                                   Valuation   Advisors  to  estimate  the  fair
                                   market  value  of  the  shares  held  by  the
                                   Company's   unaffiliated   stockholders   and
                                   Houlihans'  opinion as to the fairness of the
                                   merger  to  the  unaffiliated   stockholders.

Interest of Our Directors          In  considering  the  recommendations  of our
and Executive Officers             Board of Directors,  you should be aware that
in the Merger                      some directors and executive  officers of the
                                   Company have interests in the merger that are
                                   in  addition  to, and  different  from,  your
                                   interests  as  a  stockholder  and  that  may
                                   present  actual  or  potential  conflicts  of
                                   interest.  Our Board of Directors  considered
                                   these  interests  when making its decision to
                                   approve   the    Agreement    and   Plan   of
                                   Reorganization.

Merger Financing                   If the merger is completed,  the total amount
                                   of cash to be paid by Security  National Life
                                   Insurance Company to the holders of common stock of the Company (except for Security
                                   National  Life  Insurance  Company  and SSLIC
                                   Holding Company) to purchase all of the 490,816 shares of common stock held by such stockholders is $1,884,733. These funds will come from cash on hand of Security National
                                   Life  Insurance  Company  at  the  Crossroads
                                   Branch of Key Bank,  located at 50 South Main
                                   Street,  Suite  2007,  Salt Lake  City,  Utah
                                   84130.


Regulatory Approvals               Our  obligations  to complete  the merger are
                                   subject  to  obtaining  all   authorizations,
                                   consents,   orders   or   approvals   of  any
                                   governmental entity,  including the insurance
                                   departments  of the  states  of  Florida  and
                                   Utah,    necessary   for   the   transactions
                                   contemplated by the Agreement and Plan of Reorganization.

Appraisal Rights                   Holders of the Company's  common stock (other
                                   than Security National Life Insurance Company
                                   and SSLIC  Holding  Company)  are entitled to
                                   appraisal  rights  under  Florida law if they
                                   follow the requirements  specified in Section
                                   607.1320 of the Florida Business  Corporation
                                   Act. We  attached a copy of Section  607.1320
                                   of the Florida  Business  Corporation  Act as
                                   Appendix  C  to  this  proxy  statement.  Our
                                   obligation   to   complete   the   merger  is
                                   conditioned  upon  the  aggregate  number  of
                                   shares of the Company's common stock in which
                                   stockholders have perfected their demands for
                                   appraisal of such shares in  accordance  with
                                   the  provisions  of Section  607.1320  of the
                                   Florida   Business   Corporation   Act,   not
                                   exceeding 10% of the total number of shares of our common stock outstanding as of the record date. See "Appraisal Rights" beginning on page 16.

Conditions                         The  obligations  of  the  Company,  Security
                                   National  Life  Insurance  Company  and SSLIC
                                   Holding Company to complete the proposed merger are subject to the satisfaction of the following conditions:

                                   o The approval and adoption of the Agreement and Plan of Reorganization by the stockholders of the Company;
                                   o The termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements
                                        Act  of  1976,   as  amended,   or  such
                                        compliance shall have been waived by the
                                        governmental  agencies having  authority
                                        to give such waiver;
                                   o All authorizations, consents, orders or approvals of any governmental entity (including the insurance departments of the states of Florida and Utah) necessary for the transactions contemplated by the Agreement and Plan of Reorganization shall have been obtained;
                                   o On the closing date the dissenting shares of our common stock must not exceed 10% of our outstanding common shares;
                                   o There shall not be instituted any action or proceeding before any court or governmental agency or other regulatory administrative agency or commission
                                        challenging       the       transactions
                                        contemplated by the Agreement and Plan of Reorganization.

Termination                        The  Company  and  Security   National   Life
                                   Insurance   Company  can  jointly   agree  to
                                   terminate   the   Agreement   and   Plan   of
                                   Reorganization at any given time.

                 Certain Questions and Answers About the Merger

         The following questions and answers are for your convenience only, and briefly address some commonly asked questions about the merger. You should still carefully read this entire proxy statement, including the attached appendices.

Q:       Why am I receiving these materials?

A: Our Board of Directors is providing these proxy materials to give you information for use in determining how to vote in connection with the annual meeting of our stockholders.

Q:       When and where is the annual meeting?

A: The annual meeting of our stockholders will be held at 10:00 a.m. local time on November __, 2004, at 755 Rinehart Road, Lake Mary, Florida.

Q:       What am I being asked to vote upon?

A: You are being asked to consider and vote upon a proposal to adopt the Agreement and Plan of Reorganization. Under the proposed agreement SSLIC Holding Company will merge with and into Southern Security Life Insurance Company, with Southern Security Life Insurance Company as the surviving corporation in the merger.

Q:       Who can vote on the merger agreement?

A: All holders of our common stock at the close of business on August 26, 2004, the record date for the annual meeting, may vote in person or by proxy on the adoption of the Agreement and Plan of Reorganization at the annual meeting.

Q:       What   vote  is   required   to  adopt  the   Agreement   and  Plan  of
         Reorganization?

A: The Agreement and Plan of Reorganization must be adopted by the affirmative vote of a majority of the votes entitled to be cast by stockholders of Southern Security Life Insurance Company.

Q:       What will happen in the merger?

A: In the merger, SSLIC Holding Company will be merged with and into Southern Security Life Insurance Company, with Southern Security Life Insurance Company surviving the merger. Upon completion of the merger, each issued and outstanding share of common stock of Southern Security Life Insurance Company (except for shares held by Security National
         Life Insurance Company and SSLIC Holding Company) will be converted into the right to receive $3.84 in cash. As a result, following the merger, Southern Security Life Insurance Company will be wholly-owned by Security National Life Insurance Company. See "Approval of Agreement and Plan or Reorganization -- General" beginning on page 14.

         Following completion of the merger, Southern Security Life Insurance Company, as the surviving corporation, will no longer have common stock quoted on the Nasdaq SmallCap Market. Our existing stockholders, other than Security National Life Insurance Company and SSLIC Holding Company, will no longer have an equity interest in Southern Security Life Insurance Company or participate in any of its potential future earnings or growth.

Q:       What will I receive in the merger?

A: Upon completion of the merger, you will receive $3.84 in cash for each issued and outstanding share of common stock of Southern Security Life Insurance Company you own. See "Approval of Agreement and Plan of Reorganization -- General" beginning on page 14.

Q:       What is the recommendation of our Board of Directors?

A: Our Board of Directors unanimously recommends that you vote "FOR" adoption of the Agreement and Plan of Reorganization. In the opinion of our Board of Directors, based on a number of factors, including the opinion as to fairness received from Houlihan Valuation Advisors, which acted as financial advisor to Southern Security Life Insurance Company, and the other factors set forth in the sections entitled "Summary Term Sheet -- Our Position as to the Fairness of the Merger" beginning on page 2 and "Special Factors" beginning on page 9, the Agreement and Plan of Reorganization and the transactions contemplated by the agreement, including the merger, are fair to and in the best interests of Southern Security Life Insurance Company and its stockholders.

Q:       Is the merger subject to the satisfaction of any conditions?

A: Yes. Before completion of the transactions contemplated by the Agreement and Plan of Reorganization, a number of closing conditions must be satisfied or waived. These conditions include, among others, obtaining stockholder approval, obtaining approvals under antitrust laws of the United States, obtaining approval of the insurance departments of the states of Florida and Utah, the absence of any law or governmental order prohibiting or enjoining the merger, and the number of shares with respect to which the stockholders of Southern Security Life Insurance Company have exercised rights of appraisal not exceeding an agreed upon maximum level. If these conditions are not satisfied or waived, the merger will not be completed even if our stockholders vote to adopt the merger agreement. See the section entitled, "Approval of Agreement and Plan of Reorganization -- Conditions for Completion of the Merger" beginning on page 15.

Q:       When do you expect the merger to be completed?

A: The parties to the Agreement and Plan of Reorganization are working to complete the merger as soon as practicable. If the Agreement and Plan of Reorganization is adopted and the other conditions to the merger are satisfied or waived, the merger is expected to be completed promptly after the annual meeting. Because the Agreement and Plan of Reorganization is subject to certain conditions, the exact timing of the merger cannot be determined.

Q: What are the U.S. federal income tax consequences of the Agreement and Plan of Reorganization to holders of Southern Security Life Insurance Company stock?

A: The merger will be treated as a taxable transaction to holders of Southern Security Life Insurance Company stock for U.S. federal income tax purposes. A holder of Southern Security Life Insurance Company stock will, subject to certain exceptions, generally recognize gain or loss, for U.S. federal income tax purposes, in an amount equal to the difference between the amount of cash received by such holder in the merger and such holder's tax basis in the Southern Security Life Insurance Company stock surrendered in the merger. Stockholders should consult their tax advisors as to the tax consequences of the Agreement and Plan of Reorganization to them in light of their particular circumstances.

Q:       How do I vote my Southern Security Life Insurance Company stock?

A: Before you vote, you should read this proxy statement in its entirety, including its appendices, and carefully consider how the Agreement and Plan of Reorganization affects you. Then, mail your completed, dated and signed proxy card in the enclosed return envelope promptly so that your shares can be voted at the annual meeting. For more information on how to vote your shares, see the section entitled "The annual meeting -- Record Date and Voting Information" beginning on page 9.

Q: What happens if I do not return a proxy card or vote my shares in person at the meeting?

A: The failure to return your proxy card or vote your shares in person at the meeting will have the same effect as voting against adoption of the Agreement and Plan or Reorganization.

Q:       May I vote in person?

A: Yes. You may attend the annual meeting and vote your shares in person whether or not you sign and return your proxy card. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must obtain a proxy from the record holder.

Q:       May I change my vote after I have mailed my signed proxy card?

A: Yes. You may revoke and change your vote at any time before your proxy card is voted at the annual meeting. You can do this in one of three ways:

         o First, you can send a written notice stating that you would like to revoke your proxy;

         o    Second, you can complete and submit a new proxy in writing; or

         o Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy.

         If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the procedures provided by your broker. Failure to instruct your broker to vote your shares will have the same effect as voting against adoption of the Agreement and Plan of Reorganization.

Q:       If the merger is completed, how will I receive the cash for my shares?

A: If the merger is completed, you will be contacted by a representative of Southern Security Life Insurance Company who will provide instructions that will explain how to surrender stock certificates. You will receive cash for your shares after you comply with these instructions. If your shares of common stock are held in "street name" by your broker, you will receive instructions from your broker as to how to effect the surrender of your "street name" shares and receive cash for those shares.

Q:       Should I send in my stock certificates now?

A: No. After the merger is completed, you will receive written instructions for exchanging each issued and outstanding share of common stock of Southern Security Life Insurance Company you own into $3.84 in cash.

Q:       What rights do I have to seek appraisal of my shares?

A: Holders of shares of Southern Security Life Insurance Company stock are entitled to appraisal rights under Florida law if they follow the requirements specified in Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act. A copy of Sections 607.1301,
         607.1302 and 607.1320 of the Florida Business Corporation Act is attached as Appendix C to this proxy statement.

Q:       Who can help answer my questions?

A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the Agreement and Plan of Reorganization or the merger, including the procedures for voting your shares, you should contact:

                     G. Robert Quist, First Vice President and Secretary Southern Security Life Insurance Company at (801) 264-1060.

                                  Participants

         Set forth below is information regarding the individuals and entities that may be deemed "participants" in the solicitation of proxies from the Company's stockholders in connection with the annual meeting pursuant to the rules promulgated under the Securities Exchange Act of 1934, as amended:

                           Southern Security Life Insurance Company
                           755 Rinehart Road
                           Lake Mary, Florida 32746
                           Telephone: (407) 321-7113.

         The Company is a Florida domiciled insurance company that sells traditional life and annuity policies as well as universal life policies. The Company is authorized to transact business in the states of Alabama, Florida, Georgia, Hawaii, Indiana, Illinois, Kentucky, Louisiana, Michigan, Missouri, Oklahoma, South Carolina, Tennessee and Texas. The Company's shares of common stock are publicly held and trade on the Nasdaq SmallCap Market under the symbol "SSLI".

         In addition to the Company, the executive officers and directors of the Company may also be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the annual meeting. The Company and, to its knowledge, each of its directors and executive officers, has not during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), nor has it been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree of final order enjoining the Company or any such director or executive officer from future violations of, or prohibiting the activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

         Additional information about the Company's business and its directors and executive officers is set forth in "Election of Directors -- The Nominees" beginning on page 10, "Election of Directors -- Executive Officers" beginning on page 12, and in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004. A copy of the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q is enclosed with this proxy.

         Security National Financial Corporation is a Utah corporation that operates three main business segments: life insurance, cemetery and mortuary, and mortgage loans. The shares of Class A common stock are publicly held and trade on the Nasdaq Stock Market under the symbol "SNFCA." Security National Life Insurance Company is a Utah domiciled life insurance company engaged in the business of selling and servicing selected lines of life insurance, annuity products, and accident and health insurance. Security National Life Insurance Company is a wholly-owned subsidiary of Security National Financial Corporation. SSLIC Holding Company is a Utah corporation and a wholly-owned subsidiary of Security National Life Insurance Company. Security National Life Insurance Company beneficially owns 406,635 shares of the Company's common stock, or 19.3% of the Company's outstanding common shares. SSLIC Holding Company beneficially owns 1,207,784 shares of the Company's common stock, or 57.4% of the Company's outstanding common shares.

         The business address for each of Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company is 5300 South 360 West, Suite 250, Salt Lake City, UT 84123, and their telephone number is (801) 264-1060.

           Cautionary Statement Concerning Forward-Looking Information

         This proxy statement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other statements of historical facts, included in this proxy statement regarding the prospects of the insurance industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of
forward-looking   terminology  such  as  "may,"  "will,"   "expect,"   "intend,"
"estimate," "anticipate," "plan," "foresee," "believe" or "continue" or the negative of these terms or variations of them or similar terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. In addition to other factors discussed elsewhere in this proxy statement, important factors that could cause actual results to differ materially from our expectations include, among others, our ability to obtain regulatory approvals and to consummate the proposed merger.

                               The Annual Meeting

General

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southern Security Life Insurance Company (the "Company") for use at the annual meeting of stockholders to be held on November __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m., Eastern Standard Time, or at any adjournment or postponements thereof. The shares covered by the enclosed proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the annual meeting, and in favor of the election of the nominees to the Board of Directors as listed unless such proxy specifies otherwise, or the authority to vote in the election of directors is withheld. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address. Stockholders may vote their shares in person if they attend the annual meeting, even if they have executed and returned a proxy. This proxy statement and accompanying proxy card are being mailed to stockholders on or about October __, 2004.

         Your vote is important. Please complete and return the proxy card so your shares can be represented at the annual meeting, even if you plan to attend in person.

         If a shareholder wishes to assign a proxy to someone other than the Directors' proxy committee, all three names appearing on the proxy card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

         The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

         The matters to be brought before the annual meeting are (1) to elect directors to serve for the ensuing year; (2) to approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the shareholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive $3.84 in cash for each issued and outstanding share of their common stock of the Company; (3) to ratify the appointment of Tanner+Co. as the Company's independent accountants for the fiscal year ending December 31, 2004; and (4) to transact such other business as may properly come before the annual meeting.

Record Date and Voting Information

         Only holders of record of common stock at the close of business on August 26, 2004, will be entitled to vote at the annual meeting. As of June 30, 2004, there were issued and outstanding 2,105,235 shares of common stock, $1.00 par value per share. A majority of the outstanding shares (or 1,052,618 shares) of common stock will constitute a quorum for the transaction of business at the meeting.

         The holders of each class of common stock of the Company are entitled to one vote per share. Cumulative voting is not permitted in the election of directors.

                                 Special Factors

         The purpose of the Agreement and Plan of Reorganization is to terminate the registration of the common stock of the Company under the Securities Exchange Act of 1934 (by reducing the number of stockholders of record of the Company to fewer than 300 stockholders) and the Nasdaq listing of the common stock, reduce expenses associated with such registration and listing, and provide the stockholders an opportunity to sell their shares at a premium in an illiquid trading market without incurring brokerage commissions. As a result of becoming a non-reporting company, the Company will no longer be required to file periodic reports with the SEC, including among other things, annual reports on Form 10-K and quarterly reports on Form 10-Q, and it will no longer be subject to the SEC's proxy rules. In addition, the Company's common stock will no longer be eligible for trading on the Nasdaq SmallCap Market.

         The Company, Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company each reasonably believe that the transaction is fair to the Company's unaffiliated stockholders. No director of any of these companies dissented to or abstained from voting on the transaction.

         The Company and Security National Financial Corporation retained the firm of Houlihan Valuation Advisors to prepare a valuation report as of June 30, 2004, to estimate the fair market value of the 490,816 shares of the Company's common stock to be purchased in the transaction from the unaffiliated stockholders. Houlihan Valuation Advisors was also requested to express an opinion as to the fairness to the Company's unaffiliated stockholders of the proposed purchase by Security National Life Insurance Company of the 490,816 common shares, assuming the transaction is consummated as proposed.

         Houlihan Valuation Advisors is a national firm with expertise in preparing valuation reports and fairness opinions in many kinds of corporate transactions, including merger transactions. The Company selected Houlihan Valuation Advisors to prepare the valuation report and fairness opinion because of its favorable national reputation and because it maintains an office in Salt Lake City, Utah where Security National Financial Corporation, Security National Financial Corporation and SSLIC Holding each maintain their principal executive offices. There has been no prior relationships during the past two years between Houlihan Valuation Advisors and the Company, Security National Financial Corporation, Security National Life Insurance Company or SSLIC Holding Company.

         Houlihan Valuation Advisors provided a fairness opinion dated August 25, 2004 to the Company's Board of Directors and the Board of Directors of Security National Financial Corporation. In the fairness opinion, Houlihan Valuation Advisors expressed their opinion that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's unaffiliated stockholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share, and that the unaffiliated stockholders are receiving adequate consideration in the transaction in exchange for the sale of their common stock.

         The transaction is not structured so that approval of at least a majority of the unaffiliated stockholders is required. In order to complete the merger, a majority of all the common shares entitled to vote on the proposal by the Company's stockholders must vote to approve and adopt the Agreement and Plan of Reorganization. Security National Life Insurance Company and SSLIC Holding Company own 76.7% of the Company's outstanding common shares, and the unaffiliated stockholders own 23.3% of the outstanding shares of the Company. Security National Life Insurance Company and SSLIC Holding Company both intend to vote all of the common shares that they own in the Company in favor of adoption of the Agreement and Plan of Merger.

                              ELECTION OF DIRECTORS

                                   PROPOSAL 1

The Nominees

         The Company's Bylaws provide that the Board of Directors shall consist of not less than eight or more than 12 members, and it is contemplated that a board of eight directors will be elected at the annual meeting. The Board of Directors recommends that the stockholders vote "FOR" the election of the eight director nominees listed below. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's eight nominees named below, all of whom are presently directors of the Company.

         In the event that any management nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the board.

         The names of the nominees, their ages as of August 26, 2004, their period of service as a director, and the principal positions with the Company held by them are as follows:

   Name                  Age      Director Since       Position with the Company
   ----                  ---      --------------       -------------------------
George R. Quist (1)      83       December 1998        Chairman of the Board,
                                                       Chief Executive Officer
                                                       and Director
Scott M. Quist (1)       51       December 1998        President, Chief
                                                       Operating Officer and
                                                       Director
G. Robert Quist (1)      53       April 1999           First Vice President,
                                                       Secretary and Director
J. Lynn Beckstead, Jr.   50       March 2002           Director
Charles L. Crittenden    84       December 1998        Director
Robert G. Hunter, M.D.   44       December 1998        Director
H. Craig Moody           52       December 1998        Director
Norman G. Wilbur         64       December 1998        Director
---------------------
      (1) George R. Quist is the father of Scott M. Quist and G. Robert Quist.

         The following is a description of the business experience of each of the eight nominees:

         George R. Quist has been Chairman of the Board and Chief Executive Officer of the Company since December 1998. He has served as President of the Company from December 1998 until July 2002. Mr. Quist has also served as Chairman of the Board and Chief Executive Officer of Security National Financial Corporation since October 1979, and its President from October 1979 until July 2002. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. Mr. Quist also served from 1981 to 1982 as President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

         Scott M. Quist has been President of the Company since July 2002, its Chief Operating Officer since October 2001, and a director since December 1998. Mr. Quist served as First Vice President of the Company from December 1998 to July 2002. Mr. Quist has also served as President of Security National Financial Corporation since July 2002, as its Chief Operating Officer since October 2001, and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991, he was Treasurer and a director of The National Association of Life Companies, a trade association of 642 insurance companies until its merger with the American Council of Life Companies. Mr. Quist has been a member of the Board of Governors of the Forum 500 Section (representing small insurance companies) of the American Council of Life Insurance. Mr. Quist has also served as a regional director of Key Bank of Utah since November 1993. Mr. Quist is currently a director and past president of the National Alliance of Life Companies, a trade association of over 200 life companies.

         G. Robert Quist has been a director of the Company since April 1999 and its First Vice President and Secretary since March 2002. Mr. Quist has also served as First Vice President and Secretary of Security National Financial Corporation since March 2002. He has served as President and a director of Big Willow Water Company since 1987 and as a director of Investors Equity Life Insurance Company of Hawaii since 1987. He has also served as a director and Secretary-Treasurer of the Utah Cemetery Association since 1987.

         J. Lynn Beckstead, Jr. has been a director of the Company since March 2002. Mr. Beckstead has also served as Vice President and a director of Security National Financial Corporation since March 2002. In addition, he is President of Security National Mortgage Company, an affiliate of the Company, and has served in this position since July 1993. From 1990 to 1993, Mr. Beckstead was Vice President and a director of Republic Mortgage Corporation. From 1983 to 1990, Mr. Beckstead was Vice President and a director of Richards Woodbury Mortgage Corporation. From 1980 to 1983, he was a principal broker for Boardwalk Properties. From 1978 to 1980, Mr. Beckstead was a residential loan officer for Medallion Mortgage Company. From 1977 to 1978, he was a residential construction loan manager of Citizens Bank.

         Charles L. Crittenden has been a director of the Company since December 1998. Mr. Crittenden is also a director of Security National Financial Corporation and has served in this position since October 1979. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

         Robert G. Hunter, M.D. has been a director of the Company since December 1998. Dr. Hunter is also a director of Security National Financial Corporation and has served in this position since October 1998. Dr. Hunter is currently a practicing physician in private practice. Dr. Hunter created the statewide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is also Chairman of Surgery at Cottonwood Hospital, a delegate to the Utah Medical Association and a delegate representing the State of Utah to the American Medical Association, and a member of several medical advisory boards.

         H. Craig Moody has been a director of the Company since December 1998. Mr. Moody is also a director of Security National Financial Corporation and has served in this position since September 1995. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and House Majority Leader of the House of Representatives of the State of Utah.

         Norman G. Wilbur has been a director of the Company since October 1998. Mr. Wilbur is also a director of Security National Financial Corporation and has served in this position since October 1998. Mr. Wilbur worked for J.C. Penney's regional offices in budget and analysis. His final position was Manager of Planning and Reporting for J.C. Penney's stores. After 36 years with J.C. Penney's, he took an option of an early retirement in 1997. Mr. Wilbur is a past board member of the Habitat for Humanities in Plano, Texas.

         The Board of Directors recommends that stockholders vote "FOR" the election of each of the nominees named above.

Executive Officers

         The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for George R. Quist, Scott M. Quist and G. Robert Quist are set forth above):

    Name             Age     Title
    ----             ---     -----
George R. Quist(1)   83    Chairman of the Board and Chief Executive Officer
Scott M. Quist(1)    51    President and Chief Operating Officer
G. Robert Quist(1)   53    First Vice President and Secretary
Stephen M. Sill      58    Vice President, Treasurer and Chief Financial Officer

     (1)George R. Quist is the father of Scott M. Quist and G. Robert Quist.

         Stephen M. Sill has been Vice President, Treasurer and Chief Financial Officer of the Company since March 2002. He has also served as Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation since March 2002. From 1998 to March 2002, Mr. Sill was Vice President and Controller of the Company. From 1997 to 2002, Mr. Sill was Vice President and Controller of Security National Financial Corporation. From 1994 to 2002, Mr. Sill was Vice President and Controller of Security National Life Insurance Company. From 1989 to 1993, he was Controller of Flying J. Inc. From 1978 to 1989, Mr. Sill was Senior Vice President and Controller of Surety Life Insurance Company. From 1975 to 1978, he was Vice President and Controller of Sambo's Restaurant, Inc. From 1974 to 1975, Mr. Sill was Director of Reporting for Northwest Pipeline Corporation. From 1970 to 1974, he was an auditor with Arthur Andersen & Co. Mr. Sill is a past President of the Insurance Accounting and Systems Association (IASA), a national association of over 1,300 insurance companies and associate members.

         The Board of Directors of the Company has a written procedure, which requires disclosure to the board of any material interest or any affiliation on the part of any of its officers, directors or employees that is in conflict or may be in conflict with the interests of the Company.

         No  director,   officer  or  5%  stockholder  of  the  Company  or  its
subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 2003 or 2002.

         Each of the directors are board members of Security National Financial Corporation (the ultimate parent of the Company) with the exception of G. Robert Quist, which has a class of equity securities registered under the Securities and Exchange Act of 1934, as amended. In addition, Scott M. Quist is a regional director of Key Bank of Utah.

         All directors of the Company hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Board Meetings and Committees

         The Company's Board of Directors held a total of five meetings during 2003. During 2003, the board had an Audit Committee, a Compensation Committee, and an Executive Committee. The board does not have a Nominating Committee.

         The Audit Committee is responsible for reviewing the services performed by the Company's independent public accountants and internal audit department and evaluating the Company's accounting practices and procedures and its system of internal accounting controls. The Audit Committee consists of Messrs. Charles
L. Crittenden, H. Craig Moody and Norman G. Wilbur. During 2003, the Audit Committee met on two occasions.

         The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, advising management with respect to compensation levels for key employees, developing policy in the areas of compensation and fringe benefits, and creating employee compensation plans. The Compensation Committee consists of Messrs. Charles L. Crittenden, Norman G.Wilbur, and George R. Quist. During 2003 the Compensation Committee met on three occasions.

         The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Messrs. George R. Quist, Scott M. Quist, and H. Craig Moody. During 2003 the Executive Committee met on two occasions.

         During 2003, no director attended fewer than 75% of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he served.

Other Matters

         The size of the Company's Board of Directors for the coming year is eight members. The term of office of each director is for a period of one year or until the election and qualification of his successor. A director is not required to be a resident of the state of Florida.

         Unless authority is withheld by your proxy, it is intended that the common stock represented by your proxy will be voted for each of the eight nominees. If any nominee should not serve for any reason, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director. There is no family relationship between or among any of the nominees except that Scott M. Quist and G. Robert Quist are sons of George
R. Quist.

         Pursuant to the Nasdaq corporate governance requirements recently made applicable to Nasdaq SmallCap Market companies, the Company must have (i) a minimum of two independent directors; (ii) an audit committee with a majority of independent directors; and (iii) an annual stockholders meeting. The Company has and can presently satisfy each of these requirements. Messrs. Crittenden, Hunter, Moody, and Wilbur qualify as independent directors.

Board Compensation

         During 2003, the directors received no form of compensation from the Company for their services as a director. However, the directors of the Company, except for G. Robert Quist, are also directors of Security National Financial Corporation, the ultimate parent company of the Company, and are paid a director's fee by Security National Financial Corporation for their services as a director of Security National Financial Corporation and its subsidiaries, including serving as a director of the Company.

Executive Compensation

         The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, Chairman of the Board and Chief Executive Officer, and all other executive officers (collectively, the "Named Executive Officers") at December 31, 2003, whose salary and bonus for all capacities exceed $100,000 for the fiscal year ended December 31, 2003.

                           Summary Compensation Table

                                       Annual Compensation                              Long-Term  Compensation
                                   ---------------------------       ---------------------------------------------------
                                                                               Awards                    Payouts
                                                                     ---------------------------   ---------------------
                                                             Other
                                                             Annual     Restricted    Securities      Long-Term   All Other
                                                             Compen-       Stock      Underlying      Incentive   Compensa-
Name and Principal Position   Year    Salary($)  Bonus($)   sation($)    Awards($)  Options/SARs(#)   Payout($)    tion($)
---------------------------   ----    ---------  --------   ---------    ---------  ---------------   ---------    -------
George R. Quist (1)           2003       $0          $0           $0            0          N/A             N/A         N/A
 Chairman of the Board        2002       $0          $0           $0            0          N/A             N/A         N/A
 and Chief Executive Officer  2001       $0          $0           $0            0          N/A             N/A         N/A

---------
   (1) Effective January 1, 1999, the Company entered into an Administrative Services Agreement with its ultimate parent Security National Financial Corporation. Under the terms of the Administrative Services Agreement, all of the Company's employees became employees of Security National Financial Corporation. Administrative functions previously performed by the Company are now being furnished to the Company under this agreement. The Company pays to Security National Financial Corporation $250,000 per month or $3 million per year for the administrative services.

         The following table sets forth information concerning the exercise of options to acquire shares of the Company's common stock by the Named Executive Officers during the fiscal year ended December 31, 2003, as well as the aggregate number of value of unexercised options held by the Named Executive Officers on December 31, 2003.

             Aggregated Option/SAR Exercised in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values.


                                                          Number of Securities Underlying        Value of Unexercised
                                                             Unexercised Options/SARs        In-the-Money Options/SARs at
                                                              at December 31, 2003(#)            December 31, 2003($)
                                                              -----------------------            --------------------
                     Shares Acquired          Value
Name                  on Exercise(#)      Realized ($)      Exercisable     Unexercisable     Exercisable    Unexercisable
----                  --------------      ------------      -----------     -------------     -----------    -------------
George R. Quist           -0-                $0               -0-               -0-             $0                $0

         The Company does not have a pension, retirement or other deferred compensation plan, or any other similar arrangement. In addition, the Company does not have any employee contracts.

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                   PROPOSAL 2

General

         The Company's Board of Directors, the Board of Directors of Security National Life Insurance Company, and the Board of Directors of SSLIC Holding Company have agreed to an Agreement and Plan of Reorganization dated August 25, 2004. Upon completion of the proposed Agreement and Plan of Reorganization, SSLIC Holding Company will be merged with and into the Company which merger, if consummated, would result in (i) the Company becoming a wholly-owned subsidiary of Security National Life Insurance Company and (ii) the stockholders of the Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive $3.84 in cash for each issued and outstanding share of the Company's common stock. The Agreement and Plan of Reorganization was approved by all of the directors of the Company. The Agreement and Plan of Reorganization is set forth in Appendix A. The following summary of the principal features of the Agreement and Plan of Reorganization is subject to, and qualified in its entirety by Appendix A.

         If the proposed merger is completed, the separate existence of SSLIC Holding Company will cease as the Company will be the surviving corporation in the merger and will continue to be governed by the laws of the State of Florida, and the separate corporate existence of the Company will continue unaffected by the merger. The shares of common stock owned by the Company's stockholders (except for the shares of common stock owned by Security National Life Insurance Company and SSLIC Holding Company) immediately prior to the effective time of the merger will be exchanged for cash.

         The total amount of cash to be paid by Security National Life Insurance Company to the holders of the Company's common stock (except for the Security National Life Insurance Company and SSLIC Holding Company), holding an aggregate of 490,816 shares of the Company's common stock, pro rata to their respective share ownership, will be $3.84 per share of common stock, or an aggregate of $1,884,733.44. These funds will come from cash on hand of Security National Life Insurance Company. None of the funds or other consideration required is, or is expected, to be borrowed, directly or indirectly, for the purpose of the transaction.

         The 490,816 shares of the Company's common stock that Security National Life Insurance Company has agreed to purchase from the Company's stockholders represent 23.3% of the Company's outstanding common shares, or all of the Company's outstanding shares, except for the shares of common stock held by Security National Life Insurance Company and SSLIC Holding Company. Security National Life Insurance Company and SSLIC Holding Company own 76.7% of the Company's outstanding common shares.

         If the merger is completed, each share of the Company's common stock issued and outstanding immediately prior to the effective time of the merger (except for shares of the Company's common stock held by Security National Life Insurance Company and SSLIC Holding Company) will, by virtue of the merger and without any action on the part of the stockholder thereof, automatically be canceled and converted into the right to receive cash in the amount equal to $3.84 per share. In addition, each holder of the Company's common shares immediately prior to the effective time of the merger (except for shares of the Company's common stock held by Security National Life Insurance Company and SSLIC Holding Company) will, by virtue of the merger and without any action on the part of such stockholder, cease being a stockholder of the Company and automatically receive cash in an amount equal to the number of shares of common stock held of record by such stockholder at such time multiplied by $3.84 per share.

         At the Company's annual meeting of stockholders, which is scheduled to be held on November __, 2004, the Company's stockholders will be asked to vote on the approval and adoption of the Agreement and Plan of Reorganization and the proposed merger. In order to complete the proposed merger, a majority of all common shares entitled to vote on the approval and adoption of the Agreement and Plan of Reorganization must vote to approve and adopt the Agreement and Plan of Reorganization and the merger.

         Security National Life Insurance Company beneficially owns 406,635 shares of the Company's common stock, or 19.3% of the outstanding common shares; and SSLIC Holding Company beneficially owns 1,207,784 shares of the Company's common stock, or 57.4% of the outstanding common shares. Security National Life Insurance Company and SSLIC Holding Company both intend to vote all of the common shares that they own in the Company in favor of adoption of the Agreement and Plan of Reorganization.

Conditions for Completion of the Merger.

         The obligations of the Company, SSLIC Holding and Security National Life Insurance Company to complete the proposed merger are subject to the satisfaction of the following conditions:

o The approval and adoption of the Agreement and Plan of Reorganization by the Company's stockholders;

o The termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or such compliance shall have been waived by the governmental agencies having authority to give such waiver;

o All authorizations, consents, orders or approvals of any governmental entity (including the insurance departments of the states of Florida and Utah) necessary for the transactions contemplated by the Agreement and Plan of Reorganization shall have been obtained;

o On the closing date the dissenting shares of the Company's common stock shall not exceed 10% of the outstanding common shares of the Company;

o There shall not be instituted any action or proceeding before any court or governmental agency or other regulatory administrative agency or commission challenging the transactions contemplated by the Agreement and Plan of Reorganization.

Termination of the Agreement

         The Company and Security National Life Insurance Company can jointly agree to terminate the Agreement and Plan of Reorganization at any given time.

Fairness Opinion

         The Company's Board of Directors and the Board of Directors of Security National Life Insurance Company have retained the firm of Houlihan Valuation Advisors to provide a valuation report to estimate the fair market value of the 490,816 shares of the Company's common stock to be purchased in the transaction from the unaffiliated stockholders as of June 30, 2004, and to express an opinion as to the fairness to the Company's unaffiliated stockholders of the proposed purchase by Security National Life Insurance Company of the 490,816 shares of the Company's common stock, assuming the transaction is consummated as proposed. Houlihan Valuation Advisors has provided a fairness opinion to the Company's Board of Directors and the Board of Directors of Security National Life Insurance Company dated August 25, 2004.

         In the fairness opinion, Houlihan Valuation Advisors opine that the transaction as proposed in the Agreement and Plan of Reorganization is fair to the Company's unaffiliated shareholders from a financial point of view, assuming that the transaction is consummated as proposed at a common share price of $3.84 per share, and that the unaffiliated shareholders are receiving adequate consideration in the transaction in exchange for the sale of their common stock. An executive summary of the fairness opinion is set forth in Appendix B attached to this proxy statement. A copy of the valuation report and the fairness opinion prepared by Houlihan Valuation Advisors can be obtained upon written request to
G. Robert Quist, First Vice President and Secretary, at 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123 (or P.O. Box 57250, Salt Lake City, Utah 841570-0250).

Appraisal Rights

         Stockholders who do not vote in favor of the Agreement and Plan of Reorganization and who follow certain other procedures summarized below have the right to dissent from, and obtain payment for, their shares in the event of the consummation of the proposed merger. The following is a summary of the provisions of the Florida Business Corporation Act that specify the procedures to be followed by any stockholder who wishes to dissent and demand payment for his shares in the event of consummation of the Agreement and Plan of Reorganization. Certain provisions of the Florida Business Corporation Act regarding rights of dissenting stockholders are set forth in their entirety in Appendix C attached to this proxy statement, and this summary is qualified by reference to these provisions.

         Since we have furnished to stockholders in this proxy statement information with respect to the Agreement and Plan of Reorganization in order to enable a stockholder to evaluate the proposal and to determine whether or not to exercise dissenter's rights, a stockholder may assert these rights only if (a) the stockholder delivers to the Company, before the vote is taken at the stockholders' meeting, a written demand for payment for his shares in the event the Agreement and Plan of Reorganization is consummated, and (b) the stockholder does not vote in favor of the Agreement and Plan of Reorganization. If a stockholder votes in favor of the Agreement and Plan of Reorganization, he will not be entitled to dissent and demand payment for his shares, and a dissenting vote on the Agreement and Plan of Reorganization will not satisfy the above requirement that a written demand for payment be delivered to the Company.

         Within 10 days after approval of the Agreement and Plan of Reorganization at the stockholders' meeting, the Company shall give written notice of such consent or adoption of the merger to each stockholder who filed notice of intent to demand payment for his shares, except any who voted for the proposed action. Within 20 days after giving notice to such stockholder, any stockholder who elects to dissent shall file with the Company a notice of such election and demand for payment of the fair value of his shares. Any stockholder failing to file such election to dissent within the 20-day period shall be bound by the terms of the Agreement and Plan of Reorganization. Any stockholder filing an election to dissent shall deposit his certificates with the Company simultaneously with the filing of the election to dissent. Upon filing a notice of election to dissent, the stockholder shall thereafter be entitled only to payment, and shall not be entitled to vote or exercise any other rights as a stockholder of the Company.

         Within 10 days after the expiration of the period in which stockholders may file their notices of election to dissent, or within 10 days after such merger is effective, whichever is later (but in no case later than 90 days from the date of the stockholders' meeting), the Company shall make a written offer to each dissenting shareholder who made demand to pay an amount the Company estimates to be the fair value of such shares. Such notice and offer shall be accompanied by the Company's balance sheet as of the end of its fiscal year ended December 31, 2003, its income statement for the fiscal year ended December 31, 2003, and its latest interim financial statements. If within 30 days after making of such offer any stockholder accepts the offer, payment of his shares shall be made within 90 days after making of such offer or the consummation of the merger, whichever is later. Upon payment of the agreed value, the dissenting stockholder will cease to have any interest in such shares.

         If the Company fails to make such offer within the period specified or if it makes the offer and any dissenting shareholder fails to accept the offer within the period of 30 days thereafter, then the Company, within 30 days of receipt of written demand from the dissenting stockholder given within 60 days after the date on which such merger was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county of Florida where the Company maintains a registered office requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting stockholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his shares. If the Company fails to institute the proceedings, any dissenting shareholder may do so in the name of the Company. All dissenting stockholders (whether or not residents of Florida), other than stockholders who have agreed with the Company as to the value of their shares, shall be made parties to the proceeding as an action against their shares.

         The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company shall pay each dissenting stockholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting stockholder shall cease to have any interest in such shares. Judgment, may at the discretion of the court, include a fair rate of interest, to be determined by the court.

         The court, in such appraisal proceedings, will determine all costs of the proceedings, including the reasonable compensation and expenses of the appraisers, if any, and experts employed by any party, but would exclude the fees and expenses of counsel for any party. If fair value of the shares as determined by the court materially exceeds the amount which the Company offered to pay for those shares, or if no offer was made, then all or any part of such expenses may be assessed against the Company.

         Failure by any stockholder of the Company to comply fully with the procedures described above and set forth in Appendix C to this proxy statement may result in termination of a stockholder's appraisal rights.

Market for the Company's Common Stock and Related Stockholder Matters

         The principal market on which the Company's common stock is traded is the over-the-counter market. Trading information with respect to the Company's shares is available through the National Association of Securities Dealers
Automated Quotation (Nasdaq) System under the symbol "SSLI". On September 23, 2004, the last reported sale price of the Company's common stock was $3.60 per share. The following are the high and low closing sale prices for the Company's common stock during the calendar quarters indicated, as quoted in the Nasdaq system. The quotations represent prices between dealers in securities and do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

Period (Calendar Year)                                       Price Range
----------------------                                       -----------
                                                          High             Low
                                                          ----             ---
  2002
        First Quarter................................     3.50             3.01
        Second Quarter...............................     3.30             3.15
        Third Quarter................................     3.65             3.19
        Fourth Quarter...............................     4.25             3.21
  2003
        First Quarter................................     6.50             3.48
        Second Quarter...............................     4.47             3.41
        Third Quarter................................     3.70             3.10
        Fourth Quarter...............................     4.70             3.11
  2004
        First Quarter................................     4.75             3.22
        Second Quarter...............................     4.25             3.05
        Third Quarter (through September 23, 2004)...     3.85             3.10

         The above prices have been adjusted for the effect of annual stock dividends.

         The Company has never paid a cash dividend on its common stock. It currently anticipates that all of its earnings will be retained for use in the operation and expansion of its business and does not intend to pay any cash dividends on its common stock in the foreseeable future. Any future determination as to cash dividends will be depend upon the Company's earnings and financial position and such other factors as the Board of Directors may deem appropriate. A 5% stock dividend on common stock was issued to the stockholders on May 1, 2002 and April 10, 2003. The stock dividends were declared on March 15, 2002 and March 21, 2003, respectively.

         During the past three years, the Company has not made any underwritten public offering of common stock. During the past two years, there has been only one transaction by Security National Financial Corporation, Security National Life Insurance Company or SSLIC Holding Company involving the purchase of the Company's common stock. On January 29, 2003, Security National Life Insurance Company purchased 36,331 shares of the Company's common stock at $3.48 per share. During the past 60 days, there have been no transactions in the Company's common stock by Security National Financial Corporation, Security National Life Insurance Company and SSLIC Holding Company, or any executive officer, director, affiliate or subsidiary of any of these companies.

Estimated Fees and Expenses of Merger

         Whether or not the merger is completed, Security National Life Insurance Company will pay all out-of-pocket expenses incurred by the parties to the Agreement and Plan of Reorganization. Fees and expenses incurred or to be incurred by Security National Life Insurance Company in connection with the merger are estimated at this time to be as follows:

Filing fee - Securities and Exchange Commission .............       $      239
Legal fees and expenses......................................           60,000
Accounting fees and expenses.................................           15,000
Financial advisory fee and expenses..........................           20,000
Printing and mailing costs...................................           17,500
Miscellaneous................................................            5,000
                                                                     ---------
     Total expenses..........................................         $117,739

         These expenses will not reduce the cash payments to be received by the Company's unaffiliated stockholders. There will be no persons directly of indirectly employed, retained or to be compensated to make solicitations or recommendations in connection with the Agreement and Plan or Reorganization.

                      U.S. Federal Income Tax Consequences

         For U.S. federal income tax purposes, the merger will be treated as a taxable transaction to the Company's stockholders (except for Security National Life Insurance Company and SSLIC Holding Company). A stockholder of the Company will, subject to certain exceptions, generally recognize gain or loss, for U.S. federal income tax purposes, in an amount equal to the difference between the amount of cash received by such holder in the merger and such holder's tax basis in the stock surrendered in the merger. Stockholders should consult their tax advisors as to the tax consequences of the Agreement and Plan of Reorganization to them in light of their particular circumstances.

         The Board of Directors recommends that stockholders vote "FOR" approval of the Agreement and Plan of Reorganization.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   PROPOSAL 3

         The independent public accounting firm of Tanner + Co. has been the Company's independent accountants since December 31, 1999. The Audit Committee has recommended and the Board of Directors has appointed Tanner + Co. for purposes of auditing the financial statements of the Company for the fiscal year ending December 31, 2004. It is anticipated that representatives of Tanner + Co. will be present at the annual meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

         The  Board  of  Directors   recommends  that  stockholders  vote  "FOR"
ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal year ending December 31, 2004.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's common stock to file reports of ownership and periodic changes in ownership of the Company's common stock with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of stock reports received by it with respect to fiscal 2003, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

Certain Relationships and Related Transactions

         Insuradyne Corporation, a wholly-owned subsidiary of Security National Financial Corporation, serves as general agent for the Company, pursuant to a general agency agreement, which is terminable by either party with 30 days' notice. In such capacity, Insuradyne receives a commission on the first year commissionable premium on certain of the Company's policies as well as a small renewal commission on certain other policies. In accordance with the Florida Insurance Code, a copy of the Company's general agency agreement with Insuradyne Corporation was filed with and approved by the Florida Department of Insurance. The Company's management believes that the terms of its general agency agreement with Insuradyne are as favorable to the Company as terms which could be obtained from independent third parties.

         During 2003 and 2002, gross commissions in the amount of $97,124 and $109,268 respectively, were earned by Insuradyne Corporation. At December 31, 2003, the Company owed $57,064 to Insuradyne as a result of commissions earned by Insuradyne but for which Insuradyne has not yet requested payment.

         No director or officer of the Company or any associates of any director or officer of the Company was indebted to the Company at December 31, 2003.

         The Company continues to be indebted to its parent, Security National Life Insurance Company, in the amount of $1,000,000, pursuant to a promissory note dated December 1988, which bears interest at the annual rate of interest equal to the prime rate (as hereinafter defined) plus 2%, with such interest rate not to be less than 9% nor in excess of 11%. For purposes of this promissory note, prime rate is defined to mean the prime rate as announced by Compass Bank, Birmingham, Alabama, from time to time, as its prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers). This promissory note is due on demand and is payable out of capital surplus in excess of $1,750,000, pursuant to Florida statutes, section 628.40. Interest and principal can only be repaid upon the express written approval of the Florida Department of Insurance.

         The Company entered into an Administrative Services Agreement dated December 17, 1998 with Security National Financial Corporation. Under the terms of the agreement, Security National Financial Corporation has agreed to provide the Company with certain defined administrative and financial services, including accounting services, financial reports and statements, actuarial, policyholder services, underwriting, data processing, legal, building management, marketing advisory services and investment services. In consideration for the services to be provided by Security National Financial Corporation, the Company will pay Security National Financial Corporation an administrative services fee of $250,000 per month, which may be increased, beginning on January 1, 2001, to reflect increases in Consumer Price Index, over the index as of January 1, 2000, provided, however, that such fee shall be reduced to zero for so long as the capital and surplus of the Company is less than or equal to $6,000,000 unless the Company and Security National Financial Corporation otherwise agree to in writing and such agreement is approved by the Florida Department of Insurance.

         The Administrative Services Agreement is to remain in effect for an initial term expiring on December 16, 2003. However, the term of the agreement was automatically extended for an additional one-year term expiring December 16, 2004. The agreement may be extended for additional one-year terms unless either the Company or Security National Financial Corporation shall deliver a written notice on or before September 30 of any year stating to the other its desire not to extend the term of the agreement.

         SSLIC Holding Company, a wholly owned subsidiary of Security National Life Insurance Company, owns 57.4% of the outstanding shares of the Company's common stock. Security National Life Insurance Company is a wholly owned subsidiary of Security National Financial Corporation and owns 19.3% of the outstanding shares of the Company's common stock. In addition, George R. Quist, the Company's Chief Executive Officer is the Chief Executive Officer of Security National Financial Corporation; Scott M. Quist, the Company's President and Chief Operating Officer, is the President and Chief Operating Officer of Security National Financial Corporation; G. Robert Quist, the Company's Vice President and Secretary, is the First Vice President and Secretary of Security National Financial Corporation; Stephen M. Sill, the Company's Vice President, Treasurer and Chief Financial Officer, is the Vice President, Treasurer and Chief Financial Officer of Security National Financial Corporation. Finally, the directors of the Company, with the exception of G. Robert Quist, also serve as the directors of Security National Financial Corporation.

         On December 28, 1998 the Company entered into a Loan Funding and Fee Agreement and Agency Agreement with Security National Mortgage Company, a subsidiary of Security National Financial Corporation. Under the terms of the agreement, Security National Mortgage Company assigned its interest in residential mortgage loans that have been pre-sold to third party investors to the Company. The Company purchased these loans and held them as short-term investments until it received the proceeds from the third-party investors. The Company receives fee income from Security National Mortgage Company based upon how long the loans were outstanding. At December 31, 2003 and 2002, the Company had outstanding loan purchases of $17,497,249 and $16,283,759, respectively. Included in investment income was $1,478,281 and $1,130,231 of fee income for the years ended December 31, 2003 and 2002, respectively.

         On December 26, 2003, the Company entered into a partially coinsurance agreement and a partially modified coinsurance agreement with Security National Life Insurance Company effective September 30, 2003. The Company ceded 50% of certain blocks of its universal life business to Security National Life Insurance Company. The total liabilities reinsured for this business on October 1, 2003 were $22,195,259. The Company received a ceding commission from Security National Life Insurance Company of $3,200,000 and will pay a risk charge to Security National Life Insurance Company of 1% of the outstanding coinsurance per calendar quarter. The Company placed investment grade bonds in a bank trust, the value of which equal the outstanding liabilities ceded to Security National Life Insurance Company. Security National Life Insurance Company is named as a beneficiary of the trust and the terms of the trust are such that Security National Financial Corporation will maintain investment grade bonds in the trust to equal the outstanding liabilities ceded to Security National Life Insurance Company. Under the partially coinsurance agreement and the partially modified coinsurance agreement, the coinsurance and the decrease in reserves are equal in amount. Under U. S. GAAP the coinsurance and the reserve decreases are netted since these are non-cash items, and the Company expects to recapture the coinsurance from future profits of the reinsured business. The Company has the right to recapture the business at any time after September 30, 2004 upon 90 days advance notice. As of December 31, 2003, the outstanding coinsurance amount was $3,075,137. The Company recorded as an expense the risk charge of $32,000 for the fourth quarter of 2003.

         The Company received for the years ended December 31, 2003 and 2002, $167,349 and $168,933, respectively, as rental income from Security National
Financial Corporation for a lease of office space in the Company's building under the terms of the Administrative Services Agreement.

         The Company received for the year ended December 31, 2003 and 2002, $33,767 and $75,622, respectively, in interest income from Security National Financial Corporation for short-term loans of which $28,091 and $113,707 were outstanding as of December 31, 2003 and 2002.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of December 31, 2003 for
(i) each executive officer of the Company, (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.

                                                                     Percent of
    Name and Address(1)                           Number of Shares    Ownership
    -------------------                           ----------------    ---------

SSLIC Holding Company(2)(3)                              1,207,784       57.4%
Security National Life Insurance Company(2)(3)             406,635       19.3%
George R. Quist(3)                                               0           *
Scott M. Quist(3)                                                0           *
G. Robert Quist(3)                                               0           *
Stephen M. Sill                                                  0           *
Charles L. Crittenden(3)                                         0           *
H. Craig Moody(3)                                                0           *
Robert G. Hunter, M.D.(3)                                        0           *
Norman G. Wilbur(3)                                              0           *
J. Lynn Beckstead, Jr.(3)                                        0           *
All executive officers and directors
as a group (9 persons)                                   1,614,419       76.7%
 -----------------------------
         *Less than 1%.

         (1) Unless otherwise indicated, the address of each listed stockholder is c/o Security National Financial Corporation, 5300 South 360 West, Suite 350, Salt Lake City, UT 84123.
         (2) SSLIC is a wholly owned subsidiary of Security National Life Insurance Company.
         (3) Each of the directors of the Company, except for G. Robert Quist, are directors of the Company and Security National Life Insurance Company and accordingly, exercise shared voting and investment power with respect to the shares of the Company's common stock beneficially owned by the Company and Security National Life Insurance Company, respectively.

                          REPORT OF THE AUDIT COMMITTEE

         The Company has an Audit Committee consisting of three non-management directors, Charles L. Crittenden, H. Craig Moody, and Norman G. Wilbur. Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

         During the year 2003, the Audit Committee met two times. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Tanner + Co., and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors its annual written report on its independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by it to the Company during 2001 was compatible with the auditors' independence.

         In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with United States general accepted auditing standards and for issuing a report on these financial statements.

         Pursuant to the  reviews and  discussions  described  above,  the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES AND ALL OTHER FEES

         Fees paid during the year 2003 for the annual audit of the financial statements and employee benefit plans, and related quarterly reviews were approximately $55,000. There were no other fees during 2003.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the annual meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their judgment.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         Stockholders are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 2003. The annual report is incorporated in this proxy statement and is not to be considered part of the soliciting material. Enclosed is a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2003 and a Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission for the period ended June 30, 2004.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
                   FOR ANNUAL MEETING TO BE HELD IN JULY 2005

         Any proposal by a stockholder to be presented at the Company's next annual meeting of stockholders expected to be held in July 2005 must be received at the offices of the Company, 755 Rinehart Road, Lake Mary, Florida 32746, no later than March 31, 2005.

         The proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of the Company since the date of this proxy statement or that the information herein is correct as of any later date.

         Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. The Company has not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated October __, 2004. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

                                       By order of the Board of Directors,


                                       G. Robert Quist
                                       First Vice President and Secretary


October __, 2004

                                      PROXY
                    SOUTHERN SECURITY LIFE INSURANCE COMPANY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned common stockholder of Southern Security Life Insurance Company (the "Company") acknowledges receipt of the notice of annual meeting of the stockholders to be held on November __, 2004, at 755 Rinehart Road, Lake Mary, Florida, at 10:00 a.m. Eastern Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and G. Robert Quist, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said annual meeting of stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1. To elect eight directors to be voted upon by the common stockholders together:

         [ ] FOR all nominees listed below (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

                     J. Lynn Beckstead, Jr., Charles L. Crittenden, Robert G. Hunter, M.D., H. Craig Moody, George R. Quist, G. Robert Quist, Scott M. Quist, and Norman G. Wilbur

2. To approve the Agreement and Plan of Reorganization with Security National Life Insurance Company and SSLIC Holding Company, which if consummated, would result in (i) Southern Security Life Insurance Company becoming a privately-held and wholly-owned subsidiary of Security National Life Insurance Company and (ii) the shareholders of Southern Security Life Insurance Company (except for Security National Life Insurance Company and SSLIC Holding Company) becoming entitled to receive cash at $3.84 for each of their common shares of Southern Security Life Insurance Company;

                           [  ]  FOR                 [ ]  AGAINST

3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004;

                           [  ]  FOR                 [ ]  AGAINST

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                           [  ]  FOR                 [ ]  AGAINST

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

Dated                          , 2004
      -------------------------




-------------------------------------
Signature of Stockholder



-------------------------------------
Signature of Stockholder

         Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this proxy card immediately.

NOTE: Securities dealers or other representatives: please state the number of shares voted by this proxy.

                                                                     Appendix A








                      AGREEMENT AND PLAN OF REORGANIZATION



                                  By and among



                    SECURITY NATIONAL LIFE INSURANCE COMPANY,

                              SSLIC HOLDING COMPANY

                                       and

                    SOUTHERN SECURITY LIFE INSURANCE COMPANY











                                 August 25, 2004

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS                                                         1
         1.1      Certain Terms Defined                                       1

ARTICLE 2 AGREEMENT TO MERGE, ETC                                             3
         2.1      Agreement to Merge                                          3
         2.2      Payment to Holders of SSLIC Common                          3
         2.3      Delivery of Cash for Certificates of SSLIC Common           4
         2.4      The Closing                                                 4
         2.5      Dissenting Shareholders                                     5
         2.6      Surviving Corporation                                       5
         2.7      Covenants, Agreements, Etc. as Conditions                   5
         2.8      Effectiveness of Merger                                     5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SSLIC                             5
         3.1      Subsidiaries, Joint Ventures, Etc                           5
         3.2      Organization and Qualification, Etc                         5
         3.3      Articles of Incorporation and Bylaws                        6
         3.4      Capital Stock                                               6
         3.5      Officers and Directors; Financial Institution
                  Accounts, Etc                                               6
         3.6      Litigation                                                  6
         3.7      Minute Books, Etc                                           7
         3.8      Authorization of Agreement                                  7
         3.9      No Conflict with Other Interests                            7
         3.10     Tax Returns                                                 7
         3.11     Software Programs, Patents, Trademarks, Service marks,
                  and Copyrights                                              8
         3.12     Compliance with Law                                         8
         3.13     Employee Benefit Plans                                      8
         3.14     Labor                                                       9
         3.15     State Admissions                                            9
         3.16     Financial Statements                                        9
         3.17     Absence of Contracts, Agreements, and Plans                 9
         3.18     No Adverse Change                                          10
         3.19     Casualties                                                 10
         3.20     Limitations on SSLIC                                       10
         3.21     Accounts, Notes, and Advances Receivable                   11
         3.22     No Undisclosed Liabilities or Agreements                   11
         3.23     Disclosure                                                 11
         3.24     Title to Properties; Liens; Conditions of Properties       12
         3.25     No Liability for Finders' or Financial Advisory Fees       12
         3.26     Environmental Matters                                      12
         3.27     Information Set Forth in Any Schedule                      13
         3.28     SEC Documents                                              13

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SECURITY NATIONAL LIFE           13
         4.1      Organization and Qualification, Etc                        13
         4.2      Authority                                                  14
         4.3      Valid and Binding Obligations                              14
         4.4      No Violation of Articles of Incorporation, Etc             14
         4.5      Authorization of Agreement                                 14
         4.6.     No Conflict with Other Interests                           14
         4.7.     Financial Statements                                       14
         4.8      Disclosure                                                 15
         4.9      SEC Documents                                              15
         4.10     SSLIC Holding                                              15

ARTICLE 5 CONDUCT OF THE BUSINESS OF SSLIC PENDING THE MERGER                15
         5.1      Conduct Business in Ordinary Course                        15
         5.2      No Change in Articles or Bylaws                            15
         5.3      No Change in Capitalization                                15
         5.4      No Dividends                                               15
         5.5      No Change in Compensation                                  15
         5.6      No Contract Not in Ordinary Course                         16
         5.7      No Changes in Personnel or Financial Institutions          16
         5.8      Maintenance of Property                                    16
         5.9      Insurance                                                  16
         5.10     Business Intact                                            16
         5.11     No Capital Contributions                                   16
         5.12     Representations and Warranties                             16
         5.13     Necessary Action                                           16
         5.14     Best Efforts to Satisfy Conditions                         16
         5.15     Inconsistent Activities                                    16
         5.16     Access to Properties, Files, Etc                           17
         5.17     Correspondence with Regulators                             17
         5.18     Hart-Scott-Rodino Filing                                   17

ARTICLE 6 APPROVALS NEEDED FOR MERGER                                        17
         6.1      Hart-Scott-Rodino Antitrust Improvements Act of 1976       17

ARTICLE 7 CONDITIONS                                                         18
         7.1      Conditions Precedent to Obligations of Security
                  National Life                                              18
         7.2      Conditions Precedent to Obligations of SSLIC               19

ARTICLE 8 ACCESS TO INFORMATION                                              21
         8.1      Pre-Closing Access by SSLIC                                21
         8.2      Access to Accountant's Records by SSLIC                    21
         8.3      Post-Merger Access by SSLIC                                21

ARTICLE 9 INDEMNIFICATION                                                    21
         9.1      Indemnification by SSLIC                                   21
         9.2      Indemnification by Security National Life                  21
         9.3      Survival of Obligation to Indemnify                        22
         9.4      Notice and Procedure                                       22
         9.5      Third Party Claims                                         22
         9.6      Limitation on Indemnification Obligations                  22
         9.7      Indemnification as Exclusive Remedy                        23
         9.8      No Consequential Damages                                   23

ARTICLE 10 MISCELLANEOUS                                                     23
         10.1     Termination; Expenses                                      23
         10.2     Rights of Third Parties                                    23
         10.3     Survival of Representations and Warranties; Indemnities    24
         10.4     Prior Agreements; Modifications                            24
         10.5     Captions and Table of Contents                             24
         10.6     Governing Law                                              24
         10.7     Counterparts                                               24
         10.8     Severability                                               24
         10.9     Notices                                                    24
         10.10    Waiver                                                     25
         10.11    Definition of SSLIC's Knowledge                            25
         10.12    Definition of Security National Life's Knowledge           25
         10.13    Attorney's Fees                                            25
         10.14    Consent to Jurisdiction                                    25
         10.15    Cross References                                           25

                                     ANNEXES

Annex I           Agreement of Merger

Annex II          Escrow Agreement

                                    SCHEDULES
                (with page number where first mentioned in text)

                                                                           Page
                                                                           ----
Schedule 2.6       Surviving Corporation                                      5

Schedule 3.4       SSLIC Shareholders                                         6

Schedule 3.5       SSLIC Officers, Directors, Employees, Financial
                   Institution Accounts, Safety Deposit Boxes,
                   Powers of Attorney, and Shareholders                       6

Schedule 3.6       SSLIC Litigation                                           6

Schedule 3.10A     SSLIC Tax Returns                                          7

Schedule 3.10B     Taxes Not Reflected on SSLIC's Balance Sheet               8

Schedule 3.11      SSLIC Patents, Trademarks, Servicemarks, and Copyrights    8

Schedule 3.13      SSLIC Employee Benefit Plans; Employment Contracts         8

Schedule 3.15      States Where SSLIC Admitted or Qualified                   9

Schedule 3.16      SSLIC Financial Statements                                 9

Schedule 3.17      SSLIC Contracts, Agreements, and Plans                     9

Schedule 3.20      Certain Occurrences Since June 30, 2004                   10

Schedule 3.24A     SSLIC Real Estate Owned and Leased                        12

Schedule 3.24B     SSLIC Fixed Assets                                        12

Schedule 4.7       Security National Life Financial Statements               14

Schedule 5.11      SSLIC Indebtedness                                        16

Schedule 10.11     List of SSLIC Individuals for "Knowledge" Purposes        25

                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into this 25th day of August, 2004, by and among SECURITY NATIONAL LIFE INSURANCE COMPANY, a Utah corporation and wholly owned subsidiary of Security National Financial Corporation ("Security National Life"), SSLIC HOLDING COMPANY, a Utah corporation and wholly owned subsidiary of Security National Life (" SSLIC Holding") and SOUTHERN SECURITY LIFE INSURANCE COMPANY, a Florida corporation ("SSLIC") (Security National Life, SSLIC Holding, and SSLIC collectively, the "Parties").

                                   WITNESSETH:

         WHEREAS, the Parties desire upon the terms and subject to the conditions herein set forth to enter into an agreement and plan of reorganization providing for the merger of SSLIC Holding with and into SSLIC which merger, if consummated, would result in (i) SSLIC becoming a wholly-owned subsidiary of Security National Life and (ii) the shareholders of SSLIC (except for Security National Life and SSLIC Holding) becoming entitled to receive cash for their shares of SSLIC Common; and

         WHEREAS, the Parties desire to enter into such an agreement and plan of reorganization, and each of the Parties is prepared to make the representations, warranties, and agreements set forth below.

         NOW, THEREFORE, in order to consummate the transactions set forth above and in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the Parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

1.1 Certain Terms Defined. The terms defined in this Section 1.1 shall for all purposes of this Agreement have the meanings herein specified, unless the context expressly or by necessary implication otherwise requires:

         (a) "Agreement" shall mean this Agreement by and among Security National Life, SSLIC Holding and SSLIC as originally executed and delivered or, if amended or supplemented, as so amended or supplemented;

         (b) "Closing" shall have the meaning specified in Section 2.4;

         (c) "Closing Date" shall have the meaning specified in Section 2.4;

         (d) "Disbursing Agent" shall mean the law firm of Mackey Price Thompson & Ostler;

         (e) "Effective Time of the Merger" shall mean the date for the effectiveness of the Merger as specified in the Articles of Merger filed with the Department of State of the State of Florida and the Articles of Merger filed with the Division of Corporations and Commercial Code of the State of Utah or if no date is specified therein, the later of the time (i} at which Articles of Merger are filed with the Division of Corporations and Commercial Code of the State of Utah and (ii) at which Articles of Merger are filed with the Department of State of the State of Florida;

         (f)  "Employee  Benefit  Plans"  shall have the  meaning  specified  in
Section 3.13;

         (g)  "Escrow  Account"  shall  mean  the  account   maintained  at  the
Disbursing Agent pursuant to the Escrow Agreement into which Security National Life shall deposit the Merger Consideration as provided in Section 2.2(c);

         (h) "Escrow Agreement" shall mean the Agreement referenced in Section 2.2(b);

         (i) "GAAP" shall mean accounting principles generally accepted in the United States of America;

         (j) "IRC" means the Internal Revenue Code of 1986, as amended (including any subsequent statute);

         (k) "Material" when used in "materially adverse" or "material adverse change", shall be deemed to mean an effect or variance with respect to SSLIC, or Security National Life, as appropriate, the magnitude of which would result in an after tax net effect or variance of Twenty-Five Thousand Dollars ($25,000) or more, whether individually or in the aggregate;

         (l) "Merger" shall mean the merger of SSLIC Holding into SSLIC contemplated by this Agreement and the Plan of Merger;

         (m) "Merger Consideration" shall have the meaning specified in Section 2.2(a);

         (n) "Parties" shall have the meaning specified in the first paragraph of this Agreement;

         (o) "Per Share Amount" shall have the meaning specified in Section 2.2(a);

         (p) "Permitted Liens" shall mean as of any given time:

              (i) liens and charges for then current state, county, city, school, water, public utility, district, or other municipal taxes, levies, or assessments not then due and payable or which remain payable without loss of discount, interest, or penalty or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been set aside on the books of SSLIC; and

              (ii) easements, rights of way, rights of lessees under leases, installations of public utilities, title exceptions and reservations, reservations in land patents, access and other restrictions, zoning ordinances, and other encumbrances, none of which individually or in the aggregate materially interferes with SSLIC's use of the properties subject thereto in the ordinary course of its businesses;

         (q) "Plan of Merger" shall mean the Agreement of Merger between Security National Life, SSLIC Holding and SSLIC pursuant to which SSLIC Holding will be merged into SSLIC, which Agreement of Merger shall be substantially in the form attached hereto as Annex I;

         (r) "SSLIC" shall have the meaning specified in the first paragraph of this Agreement;

         (s) "SSLIC Unaudited Balance Sheet" shall have the meaning specified in
Section 3.16;

         (t) "SSLIC Common" shall mean the shares of Common Stock, par value $1.00 per share, of SSLIC, and any reference to a share thereof shall include a fractional share thereof on a proportionate basis;

         (u) "SSLIC Financial  Statements"  shall have the meaning  specified in
Section 3.16;

         (v) "SSLIC Fixed Assets" shall have the meaning specified in clause (a) of Section 3.24;

         (w) "SSLIC Holding" shall have the meaning specified in the first paragraph of this Agreement;

         (x) "SSLIC June 30, 2004, Unaudited Financial Statements" shall have the meaning specified in Section 3.16;

         (y) "Schedule" shall mean any one of the schedules delivered by the Parties pursuant to this Agreement Articles 3, 4, 5 or 10 and identified and initialed as such by an officer of the Party delivering such Schedule;

         (z) "Security National Life" shall have the meaning specified in the first paragraph of this Agreement;

         (aa) "Security National Life Unaudited Balance Sheet" shall have the meaning specified in Section 4.9;

         (bb) "Security National Life Financial Statements" shall have the meaning specified in Section 4.7;

         (cc) "Security National Life June 30, 2004, Unaudited Financial Statements" shall have the meaning specified in Section 4.7;

         (dd) "Surviving Corporation" shall mean SSLIC, with and into which SSLIC Holding shall have been merged in accordance with the Plan of Merger and applicable law.

                                    ARTICLE 2

                            AGREEMENT TO MERGE, ETC.

2.1 Agreement to Merge. In accordance with the provisions of Section 16-10a-I 101 et seq. of the Utah Revised Business Corporation Act and Section 607.0101 et seq. of the Florida Business Corporation Act, at the Effective Time of the Merger, SSLIC Holding shall be merged with and into SSLIC upon the terms set forth in the Plan of Merger. Pursuant to such Merger:

         (a) The separate existence of SSLIC Holding shall cease in accordance with the provisions of Section 16-10a-1106 of the Utah Revised Business Corporation Act and Section 607.1106 et seq. of the Florida Business Corporation Act.

         (b) SSLIC will be the Surviving Corporation in the Merger and will continue to be governed by the laws of the State of Florida, and the separate corporate existence of SSLIC and all of its rights, privileges, immunities, and franchises, public or private, and all of its duties and liabilities as a corporation organized under the laws of the State of Florida, will continue unaffected by the Merger.

         (c) The shares of SSLIC Common owned by SSLIC's shareholders (except for the shares of SSLIC Common owned by Security National Life and SSLIC) immediately prior to the Effective Time of the Merger shall be exchanged for cash in accordance with the terms and provisions of this Agreement and the Plan of Merger and Section 2.2(a) hereof.

         (d) The shares of SSLIC Holding Company owned by Security National Life immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of Security National Life, automatically be converted into SSLIC Common so that, following such conversion, SSLIC shall be a wholly owned subsidiary of Security National Life.

2.2  Payment to Holders of SSLIC Common.

         (a) The total amount of cash to be paid by Security National Life to the holders of SSLIC Common (except for Security National Life and SSLIC Holding), holding an aggregate of 490,816 shares of SSLIC Common, pro rata to their respective share ownership, shall be $3.84 per share of SSLIC Common (the "Per Share Amount"), or an aggregate amount of One Million Eight Hundred Eighty-four Thousand Seven Hundred Thirty-three and 44/100 Dollars ($1,884,733.44), subject to adjustment as described below (such amount as adjusted, the "Merger Consideration"). The 490,816 shares of SSLIC Common that Security National Life has agreed to purchase from the holders of SSLIC Common represent 23.3% of the outstanding shares of SSLIC Common, or all of the outstanding shares of SSLIC Common, except for the shares of SSLIC Common held by Security National Life and SSLIC Holding. The Merger Consideration shall be provided by Security National Life through SSLIC Holding and by virtue of SSLIC Holding's merger with and into SSLIC. Each share of SSLIC Common issued and outstanding immediately prior to the Effective Time of the Merger (except for the shares of SSLIC Common held by Security National Life and SSLIC Holding) shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and converted into the right to receive cash in an amount equal to the Per Share Amount. Each holder of a share or shares of SSLIC Common immediately prior to the Effective Time of the Merger (except for the shares of SSLIC Common held by Security National Life and SSLIC Holding) shall by virtue of the Merger and without any action on the part of such holder cease being a shareholder of SSLIC and automatically receive cash in an amount equal to the number of shares of SSLIC Common held of record by such holder at such time multiplied by the Per Share Amount. Rights of dissenting shareholders are described in Section 2.5.

         (b) Upon the execution and delivery of this Agreement, (i) Security National Life, SSLIC Holding, SSLIC, and the Disbursing Agent shall execute and deliver the Escrow Agreement in the form attached hereto as Annex II.

         (c) The Merger Consideration shall be delivered to the Disbursing Agent as follows:

              (i) No later than 10:00 a.m. (Mountain Standard Time) on the Closing Date, Security National Life and SSLIC Holding shall deliver the Merger Consideration to the Disbursing Agent.

              (ii) Promptly after the Effective Time of the Merger, and in accordance with Section 2.3 hereof, the Disbursing Agent shall deliver to the holders of SSLIC Common at the Effective Time of the Merger, the Merger Consideration in the proportion set forth in Section 2.2(a) hereof.

2.3 Delivery of Cash for Certificates of SSLIC Common. All deliveries of Merger Consideration to be made to the shareholders of SSLIC Common shall be made by delivery of cash by the Disbursing Agent to each holder of SSLIC Common or its designated agent or transferee. After the Effective Time of the Merger, there shall be no further registry of transfers in respect of SSLIC Common. Promptly after the Effective Time of the Merger, Security National Life will cause the Disbursing Agent to send a notice and a transmittal form to each holder of record of SSLIC Common immediately prior to the Effective Time of the Merger advising such holders of the terms of the Merger Consideration to be effected in connection with the Merger, the procedure for surrendering certificates for SSLIC Common to the Disbursing Agent, and the procedure for delivery to such shareholders of the amount of cash to which such holder is entitled pursuant to the terms hereof and the Plan of Merger. If any such cash is to be delivered to a name other than that in which the stock certificate is registered, the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person requesting such cash shall pay to the Disbursing Agent any transfer or other fees required by reason of the delivery to any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Disbursing Agent that such fee has been paid or is not applicable.

2.4 The Closing. The execution and delivery by Security National Life, SSLIC Holding and SSLIC of the various instruments and documents which this Agreement contemplates, all of which shall take place prior to the Effective Time of the Merger, shall constitute the "Closing". The Closing shall take place, at the offices of Security National Life, 5300 South 360 West, Suite 250, Salt Lake City, Utah 84123, or at such other place as Security National Life, SSLIC Holding and SSLIC shall otherwise agree in writing, at 10:00 a.m. (Mountain Standard Time), on a day (the "Closing Date") within five business days after the last to occur of either (i) approval of the Merger by the SSLIC shareholders or (ii) the obtaining of the last of the approvals referred to in Article 7, provided that all other conditions to closing have been met or waived. If SSLIC, SSLIC Holding and Security National Life cannot agree on the Closing Date, it shall take place on the fifth such business day. In the event that any condition precedent to a party's obligation to close hereunder and under the Plan of Merger is not satisfied or fulfilled at or as of the Closing, and the party with the right to do so has not waived compliance therewith, the Closing shall be postponed until such later time as such condition precedent shall have been satisfied or such waiver shall have been given, or the parties shall otherwise mutually agree.

As promptly as possible following the Closing, a fully-executed and verified Articles of Merger meeting the requirements of Section 16-10a-1105 of the Utah Revised Business Corporation Act and a fully-executed and verified Certificate of Merger meeting the requirements of Section 607.1109 of the Florida Business Corporation Act shall be delivered for filing to the Office of the Division of Corporations and Commercial Code of the State of Utah and the Department of State of the State of Florida, respectively.

2.5 Dissenting Shareholders. The duties and rights of a dissenting shareholder of SSLIC Common, as well as the duties and rights of the Surviving Corporation shall be as provided in the Utah Revised Business Corporation Act and the Florida Business Corporation Act. If any such shareholder shall not perfect his rights as a dissenting shareholder under Section 607.1302 et seq. of the Florida Business Corporation Act, or such shareholder shall thereafter withdraw such election or otherwise become bound by the provisions of this Agreement and the Plan of Merger pursuant to the Florida Business Corporation Act, the amount of cash delivered to the Disbursing Agent with respect to such shareholder shall be delivered by the Disbursing Agent to such shareholder in exchange for the certificates representing such shareholder's shares of SSLIC Common. If any such shareholder thereafter receives payment for such shareholder's shares as provided in the Florida Business Corporation Act, the Disbursing Agent shall return to the Surviving Corporation cash which the Disbursing Agent had been holding as due to such shareholder pursuant to this Agreement and the Plan of Merger.

2.6 Surviving Corporation. Except as provided otherwise in Schedule 2.6:

         (a) The Articles of Incorporation of SSLIC as in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time.

         (b) The Bylaws of SSLIC as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time.

         (c) From and after the Effective Time, the Board of Directors and officers of Security National Life shall be the Board of Directors and officers of the Surviving Corporation.

2.7 Covenants, Agreements, Etc. as Conditions. The material performance of all covenants and agreements, and the material accuracy of all representations and warranties made herein by Security National Life, SSLIC Holding and SSLIC are conditions to the obligations of Security National Life, SSLIC Holding and SSLIC, respectively, and it shall be the obligation of each party, prior to or at the time of Closing, to show to the reasonable satisfaction of the other parties that all such covenants and agreements have been complied with, and that the representations and warranties contained herein comply with Sections 8.1 and 8.2, and the failure of a party to do so shall be a breach of and a failure to meet such conditions to the performance hereof by the other parties.

2.8 Effectiveness of Merger. The Merger shall become effective at the Effective Time of the Merger.

                                    ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF SSLIC

         SSLIC  represents  and  warrants  to Security  National  Life and SSLIC
Holding  that,  subject to such  exceptions  as are disclosed in the Annexes and
Schedules:

3.1 Subsidiaries. Joint Ventures, Etc. SSLIC has no subsidiaries. SSLIC does not own, directly or indirectly, any of the outstanding capital stock of any corporation or an interest in any partnership, joint venture, or other enterprise, other than any securities held for investment purposes in the ordinary course of business.

3.2 Organization and Qualification, Etc. SSLIC:

         (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, with full corporate power and corporate authority to own or hold under lease its properties and assets and to carry on its business as presently conducted under the laws of such state and under its articles of incorporation;

         (ii) is duly qualified and in good standing as a foreign corporation in each jurisdiction where such qualification is necessary for the conduct of its business and failure to qualify would have a material adverse effect on its business or financial condition; and

         (iii) has all licenses, permits, authorizations, and approvals necessary to own or lease its properties and assets and to carry on its business as presently conducted where the failure to secure such licenses, permits, authorizations and approvals would have a material adverse effect on its business or financial condition;

3.3 Articles of Incorporation and Bylaws. The copies of SSLIC's Articles of Incorporation (certified by the Department of State of Florida) and Bylaws (certified by the secretary or an assistant secretary of SSLIC), both as amended to date, which have been furnished to Security National Life are true, correct, and complete and are in full force and effect on the date hereof.

3.4 Capital Stock. The authorized capital stock of SSLIC consists of 3,000,000 shares of SSLIC Common, par value $1.00 per share, of which as of the date hereof, 2,105,235 shares are validly issued and outstanding, fully paid and non-assessable. The current shareholders of SSLIC and the number of shares held by each such shareholder are set forth in Schedule 3.4. SSLIC has not entered into or is bound by any agreement to issue or sell additional shares of its capital stock or securities convertible into or exchangeable for such capital stock, nor has it granted or is there outstanding any other option, warrant, right, call, or commitment of any character relating to its authorized and unissued capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock.

3.5 Officers and Directors; Financial Institution Accounts, Etc. Schedule 3.5 delivered to Security National Life contains true, correct, and complete lists of:

         (a) the names of all of SSLIC's officers and directors;

         (b) the names and job descriptions of the three highest paid employees of SSLIC for the fiscal year ended December 31, 2003, together with a statement of the full amount of compensation accrued for each such person in respect of such year and a summary of the basis on which each such person is compensated, if such basis is other than a fixed salary rate;

         (c) the name of each financial institution in which SSLIC has an account or safety deposit box, the name in which the account or box is held and the names of all persons authorized to draw checks thereon or to have access thereto; and

         (d) the names of all persons holding powers of attorney from SSLIC and a summary statement of the terms thereof.

3.6 Litigation. Except as disclosed in Schedule 3.6, there is no action, suit, proceeding, or claim and no investigation by any governmental agency pending, or to the knowledge of SSLIC threatened, against SSLIC, or the assets or business of SSLIC, which if determined adversely would require payment by SSLIC of damages greater than $25,000 or which has or may reasonably be expected in the future to have a material adverse effect on the assets, liabilities, financial condition, or results of operations of SSLIC. There is no action, suit, proceeding, claim, or investigation pending or, to the knowledge of SSLIC, threatened against or affecting the transactions contemplated by this Agreement and the Plan of Merger. There is no outstanding, and to the best of the knowledge of SSLIC, any threatened, order, writ, injunction, or decree of any court, government, or governmental agency against SSLIC, which has or may have a material adverse effect on the assets, liabilities, financial condition, or results of operations of SSLIC.

3.7 Minute Books, Etc. The minute books of SSLIC contain full and complete minutes of all annual, special, and other meetings (or written consents in lieu thereof) of the directors and committees of directors and shareholders of SSLIC; to SSLIC's knowledge, the signatures thereon are the true signatures of the persons purporting to have signed them; the stock ledgers of SSLIC are complete and all documentary stamp taxes, if any, required in connection with the issuance or transfer of the outstanding shares of SSLIC Common have been paid.

3.8 Authorization of Agreement. The Board of Directors of SSLIC has duly approved this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby and has duly authorized the execution and delivery by SSLIC of this Agreement, the Plan of Merger and the Escrow Agreement, subject to the requisite approval by the holders of SSLIC Common. Subject to the requisite approval of the holders of SSLIC Common, and subject to any requisite approval of regulatory authorities having jurisdiction with respect to the transactions contemplated by this Agreement, SSLIC has full power and authority to enter into this Agreement and perform its obligations hereunder and to enter into the Plan of Merger and the Escrow Agreement and perform its obligations thereunder. This Agreement constitutes, and the Plan of Merger and the Escrow Agreement will constitute, valid, and legally binding obligations of SSLIC enforceable against SSLIC in accordance with their respective terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and to roles of law governing specific performance, injunctive relief or other equitable remedies; and this Agreement and the Plan of Merger and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have, or will have prior to the Closing Date, been duly authorized and approved and adopted by or on behalf of SSLIC by all requisite corporate action.

3.9 No Conflict with Other Interests. Neither the execution and delivery of this Agreement or the Plan of Merger nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, or constitute a material default under or accelerate or permit the acceleration of the performance required by, any provision of the Articles of Incorporation or Bylaws of SSLIC or any agreement or instrument to which SSLIC is a party or by which SSLIC or its properties may be bound or affected or any order, judicial or administrative award, judgment, or decree, or to SSLIC's knowledge, any law, to which SSLIC is a party or by which SSLIC's properties may be bound or affected or result in the creation or imposition of any lien, charge, pledge, security interest, or other encumbrance upon any of its properties. To SSLIC's knowledge, no consents, waivers, approvals, authorizations, or orders other than the approval of the shareholders of SSLIC and the regulatory authorities listed in
Section 7.1 are necessary for the authorization, execution, and delivery of this Agreement and the Plan of Merger by SSLIC and the consummation of the transactions contemplated herein and therein except for (i) such consents, approvals or filings as may be required under applicable securities laws and
(ii) the filing of Articles of Merger and a Certificate of Merger with the Division of Corporations and Commercial Code of Utah and the Department of State of Florida.

3.10 Tax Returns. Except as disclosed on Schedule 3.10A, SSLIC has filed all necessary Federal, state, and local income, premium, property, sales and use, capital stock, and franchise tax returns, and all necessary reports and returns for all other taxes due to the Federal, state, and local governments, and complete and correct copies thereof have been furnished (with respect to the Federal returns) or made available (with respect to the other returns) to Security National Life for the three years ended December 31, 2003. SSLIC has paid all taxes (whether or not shown to be owing on said returns), and all assessments of taxes received by each of them have been paid in full. All such tax returns were correct and complete in all respects. To the best of its knowledge after due inquiry, SSLIC has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of IRC ss.6662. The Federal income tax returns of SSLIC for the three years ended December 31, 2003 have never been audited by the Internal Revenue Service. There are no other pending tax examinations or tax claims, nor any basis for any tax claim against SSLIC. There are no waivers of statutes of limitation in effect in respect of any taxes for SSLIC. Except as disclosed in Schedule 3.10A, no claim has ever been made by an authority in a jurisdiction where SSLIC does not file returns that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of SSLIC that arose in connection with any failure (or alleged failure) to pay any tax. All taxes not yet due but which are accruable have been fully accrued on the books of SSLIC (in accordance with sound accounting practice) or full reserves have been established therefore (in accordance with sound accounting practice) and are reflected in SSLIC's balance sheets as of June 30, 2004, delivered to Security National Life pursuant to
Section 3.16 (except as set forth in Schedule 3.10B delivered or to be delivered to Security National Life hereto). The unpaid taxes of SSLIC do not exceed those reserves as adjusted for the passage of time through the Effective Time of the Merger in accordance with the past custom and practice of SSLIC in filing its tax returns. SSLIC has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. SSLIC has never filed a consent under IRC Section 341(f) (relating to collapsible corporations). SSLIC is not a party to any tax allocation or sharing agreement. SSLIC has not been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was SSLIC) or does not have any liability for the taxes of any person (other than any of SSLIC) under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

3.11 Software Programs, Patents, Trademarks, Servicemarks, and Copyrights. Except as indicated on Schedule 3.11 delivered to Security National Life, all software programs, patents, trade names, trademarks or servicemarks, or service names (whether registered or unregistered) and copyrights or applications for any thereof owned by, licensed to, or used by SSLIC are valid and subsisting and are listed in Schedule 3.11. SSLIC has not licensed any third party to use any software program, patent, trademark, servicemark, know-how, or copyright. Except as set forth in Schedule 3.11, to SSLIC's knowledge, there are no claims or demands of any person pertaining to any software programs, patents, know-how, patent applications, trademarks, trademark applications, servicemark or service name applications, or copyrights owned by or licensed to SSLIC; no proceedings have been instituted or are pending or to SSLIC's knowledge, threatened which challenge the rights of SSLIC in respect thereto; and to SSLIC's knowledge, the practice or use by SSLIC of any software program, patent, trademark, servicemark, or copyright, or any process utilized by or any product produced by SSLIC, does not infringe (nor is it infringed by) any software program, patent, trademark, servicemark, or copyright owned by a third party (nor is it subject to any outstanding order, decree, judgment or stipulation). There are no pending, nor to SSLIC's knowledge any threatened, claims, demands, or proceedings charging SSLIC with infringement of or making any other claim with respect to any software program, patent, trademark, trade name, servicemark or service name, copyright, or license. There is no (a) unexpired, valid patent on products or processes of SSLIC in creating such products and which SSLIC not entitled to use or (b) patent or application therefore or invention which would adversely affect any product, apparatus, method, process, or design of SSLIC. No officer, director, or employee of SSLIC has an interest in any software program, patent, patent application, trademark, trademark application, servicemark, servicemark application, trade name, or copyright of SSLIC.

3.12 Compliance with Law. SSLIC in the conduct of its business is in compliance with all laws, regulations, and orders of any governmental entity affecting the business of SSLIC presently enacted and in force with respect to which the failure to comply would have a material adverse effect on SSLIC. To SSLIC's knowledge, there is no pending or threatened change of any such law, regulation, or order which might materially adversely affect the assets, liabilities, financial condition, or results of operations of SSLIC taken as a whole. SSLIC has not been charged with violating, nor to SSLIC's knowledge, threatened with a charge of violating, nor to SSLIC's knowledge is it under investigation with respect to a possible violation of, any provision of any Federal, state, or local law or administrative ruling or regulation relating to any aspect of its business.

3.13 Employee Benefit Plans. Except as shown in Schedule 3.13 delivered to Security National Life, SSLIC is not a party to any pension, retirement, stock purchase, savings, profit-sharing, deferred compensation, or collective bargaining agreement, group insurance contracts, or any other incentive, welfare, or employee benefit plans (collectively the "Employee Benefit Plans") under which employees of SSLIC participate or have the right to receive benefits. SSLIC is not, nor will it from the date hereof through the Effective Time of the Merger be, in (a) violation of any applicable Federal, state, or local laws or regulations relating to the Employee Benefit Plans or (b) default of any of its obligations with respect to the Employee Benefit Plans with respect to which such violation or default would have a material adverse effect on SSLIC. SSLIC shall not amend or terminate any of the Employee Benefit Plans without the prior written consent of Security National Life. Furthermore, SSLIC shall not make any contributions under the Employee Benefit Plans other than those required by the terms of the Employee Benefit Plans without the prior written consent of Security National Life. Each Employee Benefit Plan has been consistently maintained and administered in accordance with its terms and provisions and the requirements, including those relating to reporting and disclosure, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All information necessary to make all required or necessary filings with the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation, and any other governmental agencies with respect to any of the Employee Benefit Plans after the Effective Time of the Merger will be made available to Security National Life in a manner that will permit Security National Life to make such filings in a timely manner. Except as set forth in
Schedule 3.13 delivered to Security National Life, SSLIC is not a party to any employment contract or agreement. The employee census for SSLIC as of July 31, 2004, as disclosed in Schedule 3.13, is true, correct, and complete as of that date and has not materially changed. SSLIC is not nor ever been a member of a "multi employer plan" as defined in ERISA.

3.14 Labor. SSLIC is not in violation of any applicable Federal, state, or local law relating to the employment of labor (including, without limitation, the provisions thereof relating to wages and hours, the payment of Social Security taxes, and equal employment opportunity) nor is SSLIC liable for any tax or penalty for failure to comply with any of the foregoing, with respect to which any violation or liability would have a material adverse effect on SSLIC. There are no suits pending or, to SSLIC's knowledge, threatened between SSLIC and any of its employees. SSLIC is not currently, nor to its knowledge since its formation has it been, involved in any labor discussions with any unit or group seeking to become the bargaining unit for any of its employees. SSLIC' s employees are not a member of any union or collective bargaining group.

3.15 State Admissions. SSLIC is duly qualified to do business and is in good standing in the states listed in Schedule 3.15. Except as set forth on Schedule 3.15, there are no proceedings pending or, to the knowledge of SSLIC threatened, which could materially adversely affect any such licenses or qualifications, nor are there any facts known to SSLIC which could result in any such material adverse effect.

3.16 Financial Statements. SSLIC has furnished to Security National Life copies of SSLIC's year-end financial statements for the years 2001 through 2003, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Tanner + Co. (collectively, the "SSLIC Financial Statements"), and unaudited balance sheets of SSLIC as of June 30, 2004, and the related unaudited statements of income and shareholders' equity for the period ended on June 30, 2004 (the "SSLIC June 30, 2004, Unaudited Financial Statements"). The SSLIC Financial Statements (including the notes thereto) present the financial condition of SSLIC, at December 31 in each of the years 2001 through 2003 and the results of its operations and other data contained therein for each of the three years then ended and have been prepared in accordance with GAAP, applied on a consistent basis (except as expressly set forth or disclosed in the notes, exhibits, or schedules thereto). The exhibits and schedules included in such SSLIC Financial Statements present the data purported to be shown thereby. The SSLIC June 30, 2004, Unaudited Financial Statements have been prepared in accordance with GAAP and present the financial position of SSLIC as of such date and the results of its operations for such period. The unaudited balance sheet of SSLIC as at June 30, 2004, included in the SSLIC June 30, 2004, Unaudited Financial Statements, is hereinafter referred to as the "SSLIC Unaudited Balance Sheet".

3.17 Absence of Contracts, Agreements, and Plans. Except for this Agreement and the Plan of Merger and the contracts, agreements, plans, and commitments specifically referred to herein, or listed in Schedule 3.17 delivered to Security National Life, SSLIC is not presently a party to or subject to any of the following, whether written or oral:

         (a) any management, consulting, or employment contract or contract for personal services which extends beyond June 30, 2004;

         (b) any plan, contract, or arrangement providing for bonuses, pensions, deferred compensation, retirement payments, profit sharing, incentive pay, stock purchase, hospitalization, medical expenses, or similar employee benefits;

         (c) any collective bargaining contract, agreement, commitment, or similar arrangement with any labor union or other similar organization;

         (d) any contracts, commitments, or agreements for capital expenditures which will involve expenditure after the date hereof of more than $5,000 in the aggregate for items of like kind;

         (e) any contract or agreement not made in the ordinary course of business except as permitted by Section 3.20(j);

         (f) any contract extending beyond June 30, 2004, except as permitted by
Section 3.20(j);

         (g) any contract or agreement containing covenants not to compete in any line of business;

         (h) any contract, agreement, arrangement, or understanding upon which any part of the business of SSLIC is materially dependent or which materially affects the assets, liabilities, financial condition, or results of operations of SSLIC; or

         (i) any license, franchise, distributorship, dealer, manufacturer's representative, sales agency, or advertising agreement.

3.18 No Adverse Change. Since June 30, 2004, there has been no change in the assets, liabilities, financial condition, or results of operations of SSLIC except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Since June 30, 2004, SSLIC has not experienced any labor trouble, strike, stoppage, or any other occurrence which would materially adversely affect its assets, liabilities, financial condition, or results of operations.

3.19 Casualties. Since June 30, 2004, the assets, liabilities, financial condition, and results of operations of SSLIC has not been materially adversely affected in any way (whether or not covered by insurance) as the result of fire, explosion, earthquake, hurricane, accident, labor trouble, requisition, or taking of property by any government or any agency of any government, flood, windstorm, embargo, riot, or act of God or the public enemy or any other casualty or similar event.

3.20 Limitations on SSLIC. Except for the matters listed on Schedule 3.20, since June 30, 2004, there has not been:

         (a) material change in the business or operations of SSLIC or the manner of conduct of its business or operations other than changes in the ordinary course of business, none of which has had a material adverse effect on its businesses or operations considered as a whole;

         (b) Any change in the Articles of Incorporation or Bylaws of SSLIC, or any amendment to any material agreement, contract, or license to which SSLIC is a party or by which it is bound;

         (c) Any issuance by SSLIC of any capital stock, bonds, debentures, notes, or other corporate securities or any option, warrant, or right to purchase any thereof;

         (d) Any declaration, setting aside, or payment of any dividend or any other distribution on or in respect of any shares of capital stock, or any direct or indirect redemption, retirement, purchase, or other acquisition by SSLIC of any shares of capital stock or convertible securities of any of them;

         (e) Any waiver by SSLIC of any right or rights of material value or any payment, direct or indirect, of any material debt, liability, or other obligation of it before the same shall become due in accordance with its terms;

         (f) Any material change in the accounting methods, practices, or policies followed by SSLIC, including but not limited to any change in depreciation or amortization policies or rates of depreciation or amortization theretofore adopted by it;

         (g) Any increase in the compensation payable or to become payable by SSLIC to any officer, director, employee, consultant or any shareholder of SSLIC or members of any of their families or any material increase in the rate of commission or other variable compensation to be paid to any person, other than increases in accordance with past practice;

         (h) Any payment of any pension, retirement, profit-sharing, or bonus payment, or other employee welfare or benefit payment, other than those required by any contract listed in Schedule 3.13 or Schedule 3.17;

         (i) Any incurring or guaranteeing of any debt, obligation, or liability for borrowed money (whether absolute or contingent and whether or not currently due and payable), except for endorsement of negotiable instruments for collection or deposit;

         (j) Entering into of any contract, agreement, arrangement, lease (as lessor or lessee), or license, whether written or oral, entered into or assumed by or on behalf of SSLIC, for more than one year or involving more than $5,000 in any single case or $25,000 in the aggregate for like items, except in accordance with past practice in the ordinary course of business;

         (k) Any merger or consolidation of or by SSLIC with any other corporation or any acquisition by SSLIC of all or any part of the stock or the business or assets of any other person, firm, association, corporation, business, or organization;

         (l) Except in accordance with past practice in the ordinary course of business, any change affecting the banking and safe deposit arrangements or powers of attorney in effect for SSLIC, any new financial institution accounts or safe deposit boxes opened for it or any new powers of attorney executed or made by it;

         (m) Any purchase or lease for a valuable consideration of any property from any officer, director, or employee of SSLIC or any member of his or her family or any entity affiliated with or controlled by any of the above;

         (n) Any sale, lease, disposition, or mortgage, pledge, or subjection to any lien or encumbrance (other than Permitted Liens) of, or any waiver of any substantial rights relating to, any material property or assets, tangible or intangible, of SSLIC other than the purchase and sale of investment securities;

         (o) Any failure by SSLIC to perform any of its obligations in any material respect or suffering or permitting any default to exist under any material contract, lease, or other arrangement to which it is a party or by which it may be bound which may result in the termination of such material contract, lease, or agreement or the imposition of material damages or penalties; or

         (p) Any occurrence of any material transaction or entry into any material agreement other than in the ordinary course of business or as specifically provided herein.

3.21 Accounts, Notes, and Advances Receivable. All accounts, notes and advances receivable of SSLIC reflected on the SSLIC Balance Sheet were at the date of the SSLIC Balance Sheet valid obligations and collectible in the ordinary course of business subject to the reserve therefore shown on the SSLIC Balance Sheet, and SSLIC has not, since June 30, 2004, changed its normal credit and collection practices.

3.22 No  Undisclosed  Liabilities  or  Agreements.  Except as  disclosed  in the
Balance Sheet or in any of the Schedules, SSLIC has not had, as of June 30, 2004, any material debts, liabilities, or obligations, whether accrued, absolute, or contingent and whether due or to become due, except to the extent set forth in or provided for on the SSLIC Balance Sheet.

3.23 Disclosure. Neither this Agreement nor any document furnished or to be furnished in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained therein, or herein, in the light of the circumstances under which they are made, not misleading.

3.24 Title to Properties; Liens; Conditions of Properties.

         (a) Schedule 3.24A sets forth (i) all of the land owned by, or under an agreement of sale or option to, SSLIC at the date hereof and (ii) each of the leases as to which the annualized rental obligation exceeds $5,000 per year or as to which the unexpired term exceeds one year (unless cancelable without penalty on thirty days' notice) pursuant to which SSLIC leases (as lessor or lessee) real or personal property at the date hereof. Schedule 3.24A delivered to Security National Life sets forth all the buildings, machinery, vehicles and equipment having an initial unit value of $3,000 or more ("SSLIC Fixed Assets") of SSLIC, other than real property owned or leased. Except for Permitted Liens and except for mortgages noted in the SSLIC Financial Statements or in the Schedules, SSLIC has good and marketable title in fee simple to all such real property and all such leases are valid and subsisting and it is not in default such as to give rise to cancellation, termination or a penalty thereunder. None of such SSLIC Fixed Assets, or real, leased, or other property is subject to any mortgage, pledge, lien, encumbrance, conditional sale agreement, security interest, title retention agreement, or other charge except for Permitted Liens and except as noted in the SSLIC Financial Statements or in the Schedules. There are no outstanding options or rights in any third person to acquire any of such real estate, leasehold interests, SSLIC Fixed Assets, or other property or any interest therein.

         (b) Except as otherwise specified in Schedule 3.24B:

              (i) all SSLIC Fixed Assets, taken as a whole, are in a good state of repair and operating condition (reasonable wear and tear and normal usage excepted);

              (ii) to SSLIC's knowledge, SSLIC's office building conforms in all material respects with all applicable zoning and land use laws, ordinances, and regulations and applicable deed restrictions and other applicable laws relating to health and safety, other than the Americans with Disabilities Act of 1990, and does not encroach on property of others; and

              (iii) to the knowledge of SSLIC, there is no pending or threatened change of any such zoning or land use law, ordinance, or regulation, nor any pending or threatened condemnation of any such property.

3.25 No Liability for Finders' or Financial Advisory Fees. SSLIC has not incurred any liability for brokerage fees, finders' fees, agents' commissions, financial advisory fees, or other similar forms of compensation in connection with this Agreement or any transaction contemplated hereby.

3.26 Environmental Matters.

         (a) To the knowledge of SSLIC, no Hazardous Substance (as hereinafter defined) has been released, discharged, deposited, emitted, leaked, spilled, poured, emptied, injected, dumped, disposed of, or otherwise placed or located on, in or under the real property and improvements described in Schedule 3.24A (the "Real Property") or any part thereof in a manner that would result in an obligation on the part of the Companies for the clean-up or removal thereof. For purposes of this Agreement, "Hazardous Substance" means any "hazardous substance" as that term is now defined in 42 U.S.C. 9601, any "extremely hazardous substance" as that term is now defined in 42 U.S.C. 11049(3), any "regulated substance" as that term is now defined in 42 U.S.C. 6991(2), or any other material now regulated under any environmental law, statute, regulation, rule, ordinance, code, license, permit, or order of the United States, or any state, or any other governing body, authority, or agency (collectively, ' "Environmental Laws"). The foregoing representation specifically excludes and is not applicable to the use, storage, and handling within the Real Property of substances customarily used in connection with normal office use provided (a) such substances are used and maintained in such quantities as are reasonably necessary for the permitted use of the Real Property in compliance with all Environmental Laws; and (b) such substances are not disposed of, released, or discharged on the Real Property, and shall be transported to and from the Real Property in compliance with all Environmental Laws.

         (b) The Real Property and its present and prior uses during SSLIC's ownership and/or occupancy comply with, and SSLIC is are not in violation of, and have not violated in connection with the conduct of its businesses, any Environmental Law. Any Hazardous Substances that have been removed by SSLIC from and disposed of off the Real Property have been handled, transported, stored, treated, and disposed of in compliance with all Environmental Laws.

         (c) Neither SSLIC nor the Real Property is subject to any obligations, liabilities, claims, judgments, orders, settlements, permits, licenses, authorizations, resolutions of disputes, writs, injunctions or decrees relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge or emission of any Hazardous Substance at or affecting the Real Property. In addition, there are no pending, or, to the knowledge of SSLIC, threatened investigations, citations, suits, actions or other legal proceedings, or notices of violation resulting from or connected with the Real Property or SSLIC relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge, or emission of any Hazardous Substance at or affecting the Real Property.

         (d) There are no facts or circumstances in existence known to SSLIC which may give rise to any litigation, proceedings, investigations, orders, citations, violations, notices, or liability resulting from or connected with the Real Property or SSLIC relating to the use, generation, treatment, storage, disposal, transportation, presence, release, discharge, or emission of any Hazardous Substance.

         (e) All permits, licenses, consents and authorizations necessary for full compliance with all Environmental Laws applicable to the Real Property have been obtained and are valid and in full force and effect. No such application, report, or other document or information filed with or furnished to any federal, state or local governmental body, authority or agency contains any untrue statement of material fact or omits any statement of material fact necessary to make the statement therein not misleading.

3.27 Information Set Forth in Any Schedule. Any information set forth in any Schedule, in any of the SSLIC Financial Statements or in any of the SSLIC June 30, 2004 Financial Statements shall be deemed set forth in each such Schedule.

3.28 SEC Documents. SSLIC has furnished Security National Life with a true and complete copy of the following filings with the Securities and Exchange Commission (the "SEC"): (i) its annual report on Form 10-K for the year ended December 31, 2003; and (ii) its quarterly reports on Form lO-Q for the quarters ended March 31, and June 30, 2004. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

                                    ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF SECURITY NATIONAL LIFE

         Security National Life represents and warrants to SSLIC that, subject to such exceptions as are disclosed in the Annexes and Schedules:

4.1 Organization and Qualification, Etc. Security National Life is duly organized, validly existing, and in good standing as a Utah corporation with corporate power and authority under the laws of the State of Utah and under its Articles of Incorporation to enter into this Agreement and perform its obligations hereunder, and to carry on its business as presently conducted.

4.2 Authority. The Board of Directors of Security National Life has duly authorized the execution and delivery by Security National Life of this Agreement, the Plan of Merger, and the Escrow Agreement (as defined below) and the transactions contemplated hereby and thereby.

4.3 Valid and Binding Obligations. Each of this Agreement, the Plan of Merger, and the Escrow Agreement has been duly authorized by Security National Life by all necessary corporate action and constitutes a valid and legally binding obligation of Security National Life in accordance with its respective terms.

4.4 No Violation of Articles of Incorporation, Etc. The execution and delivery of this Agreement, the Plan of Merger and the Escrow Agreement (as defined below) by Security National Life and the consummation of the transactions contemplated hereby and thereby are not prohibited by and will not violate any provision of, or result in a default under, the Articles of Incorporation or Bylaws of Security National Life, any contract, agreement, or other instrument to which Security National Life is a party or by which its property is bound or any regulation, order, decree, or judgment of any court or governmental agency or any law applicable to it.

4.5 Authorization of Agreement. The Board of Directors of Security National Life has duly approved this Agreement, the Plan of Merger and the Escrow Agreement, and the transactions contemplated hereby and thereby and has duly authorized the execution and delivery, by Security National Life of this Agreement, the Plan of Merger and the Escrow Agreement. No approval of this Agreement, the Plan of Merger and the Escrow Agreement is required by holders of Security National Life Common. Subject to any requisite approval of regulatory authorities having jurisdiction with respect to the transactions contemplated by this Agreement, Security National Life has full power and authority to enter into this Agreement and perform its obligations hereunder and to enter into the Plan of Merger and the Escrow Agreement.

4.6 No Conflict with Other Interests. Neither the execution and delivery of this Agreement or the Plan of Merger nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, or constitute a default under or accelerate or permit the acceleration of the performance required by, any provision of the Articles of Incorporation or Bylaws of Security National Life or any agreement or instrument to which it is a party or by which it or its properties may be bound or affected or any order, judicial or administrative award, judgment, or decree, or to Security National Life's knowledge, any law, to which it is a party or by which any of its properties may be bound or affected or result in the creation or imposition of any lien, charge, pledge, security interest, or other encumbrance upon any of its properties. To Security National Life's knowledge, no consents, waivers, approvals, authorizations, or orders other than the approval of the regulatory authorities listed in Section 7.1 are necessary for the authorization, execution, and delivery of this Agreement and the Plan of Merger by Security National Life and the consummation of the transactions contemplated herein and therein.

4.7 Financial Statements. Security National Life has furnished to SSLIC copies of the audited consolidated year-end financial statements of Security National Financial Corporation for the years 2001 through 2003, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Tanner + Co., of which the financial statements of Security National Life are part of such consolidated financial statements (the "Security National Life Financial Statements"), and unaudited consolidated balance sheets of Security National Financial Corporation as of June 30, 2004, and the related unaudited statements of income and shareholders' equity for the period ended on June 30, 2004 of which the financial statements of Security National Life are part of such financial statements (the "Security National Life June 30, 2004, Unaudited Financial Statements"). The Security National Life Financial
Statements (including the notes thereto) present the financial condition of Security National Life, at December 31 in each of the years 2001 through 2003 and the results of its operations and other data contained therein for each of the three years then ended and have been prepared in accordance with GAAP, applied on a consistent basis (except as expressly set forth or disclosed in the notes, exhibits, or schedules thereto). The exhibits and schedules included in such Security National Life Financial Statements fairly present the data purported to be shown thereby. The Security National Life June 30, 2004,
Unaudited Financial Statements have been prepared in accordance with GAAP and present the financial position of Security National Life as of such date and the results of its operations for such period. The unaudited balance sheet of Security National Life as at June 30, 2004, included in the Security National Life June 30, 2004, Unaudited Financial Statements are collectively hereinafter referred to as the "Security National Life Unaudited Balance Sheet".

4.8 Disclosure. Neither this Agreement nor any document furnished or to be furnished in connection herewith contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary to make the statements contained therein, or herein, in the light of the circumstances under which they are made, not misleading.

4.9 SEC Documents. Security National Life has furnished SSLIC with a true and complete copy of the following filings with the Securities and Exchange
Commission: (i) the annual report on Form 10-K for the year ended December 31, 2003 of Security National Financial Corporation; and (ii) the quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2004 of Security National Financial Corporation. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

4.10 SSLIC Holding. SSLIC Holding was incorporated on December 16, 1998, is a wholly owned subsidiary of Security National Life, and it has no assets other than 1,207,784 shares of SSLIC Common and the Merger Consideration provided to it for purposes of completing the Merger and has no liabilities.

                                    ARTICLE 5

               CONDUCT OF THE BUSINESS OF SSLIC PENDING THE MERGER

         Except as otherwise first approved in writing by Security National Life, or as otherwise set forth in this Agreement, SSLIC covenants that from the date hereof until the Effective Time of the Merger or until this Agreement is terminated in accordance with its terms:

5.1 Conduct Business in Ordinary Course. The business of SSLIC shall be conducted only in the ordinary course, and none of the properties or assets of it shall be sold or otherwise disposed of, mortgaged, pledged, or otherwise hypothecated, except in the ordinary course of business or as otherwise contemplated by this Agreement.

5.2 No Change in Articles or Bylaws. No change shall be made in the Articles of Incorporation or Bylaws of SSLIC.

5.3 No Change in Capitalization. No change shall be made (by reclassification, subdivision, reorganization, or otherwise) in the authorized or issued capital stock of SSLIC, and no options, warrants, or rights to acquire, or securities convertible into or exchangeable for, any shares of capital stock of SSLIC shall be issued or granted.

5.4 No Dividends. No dividend or other distribution or payment shall be declared or made in respect of the outstanding shares of capital stock of SSLIC. SSLIC shall not purchase or redeem or otherwise acquire any of its shares in exchange for cash or other property or prepay any notes or other debt.

5.5 No Change in Compensation. Except for regular and customary increases in the compensation of salaried and hourly employees of SSLIC made in accordance with past practice (provided that notice of raises in excess of 5% per annum shall be given to Security National Life at least five business days prior to their effective date), no increase shall be made in the compensation payable or to become payable by SSLIC to any of its officers, employees, or agents, nor shall any bonus, pension, retirement, profit-sharing, or stock option payment, agency agreement, or other agreement or arrangement be made by any of them to or with any such person or persons, nor shall any change be made in any existing Employee Benefit Plan covering such person or persons.

5.6 No Contract Not in Ordinary Course. No contract, obligation, or commitment (excepting there from insurance policies and annuities issued by SSLIC in the ordinary course of business) shall be entered into or assumed by or on behalf of SSLIC, except normal commitments incurred in the ordinary course of business; nor any indebtedness incurred representing borrowed money or the deferred purchase price of goods or services; nor shall any material contract, obligation, or commitment be modified or amended in any material respect or terminated. The foregoing shall not prohibit the purchase or sale of investment securities in the ordinary course of business in accordance with past practice.

5.7 No Changes in  Personnel or  Financial  Institutions.  Except as provided in
Section 5.5, no change (other than as required in the ordinary course of business) shall be made affecting the personnel, agents, or attorneys-in-fact of SSLIC other than the resignations or terminations of any such persons in the ordinary course of business, and no change shall be made in the banking or safe deposit arrangements of SSLIC.

5.8 Maintenance of Property. SSLIC shall maintain its properties, taken as a whole, in good operating condition and repair.

5.9 Insurance.  SSLIC shall  continue in full force and effect,  at its expense,
(i) all present policies of casualty, property, fidelity, errors and omissions, directors' and officers', and workers' compensation insurance which have been issued to it and (ii) all bonds and/or deposits in respect of any casualty, fidelity, property, or workers' compensation risks which are self-insured.

5.10 Business Intact. SSLIC shall use its best efforts to preserve its business organization intact, to retain the services of its key officers, and of its employees, agents and consultants, and to preserve for Security National Life the good will of its agents, customers, and others having business relations with it.

5.11 No Capital Contributions. No affiliate or non-affiliate person shall make any contributions to the capital of SSLIC or repay any indebtedness owed to it other than in cash, and Schedule 5.11 sets forth all indebtedness owed to it by any of the foregoing persons which was paid since June 30, 2004. The term "affiliate" shall mean any person controlling, controlled by, or under common control with SSLIC.

5.12 Representations and Warranties. SSLIC hereby agrees that, from the date of this Agreement to the Closing Date, except as otherwise expressly permitted by this Agreement or as Security National Life may otherwise consent to in writing from time to time, SSLIC shall not engage in any activity or enter into any transaction which would be inconsistent in any material respect with any of the representations and warranties set forth in Article 3 as if such representations and warranties were made at a time subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be as of such later date.

5.13 Necessary Action. As soon as practicable after the execution of this Agreement, SSLIC shall take all necessary corporate and other action and shall use its best efforts to obtain, or where appropriate assist Security National Life in obtaining, all material consents, orders, and approvals required for consummation of the transactions contemplated by this Agreement.

5.14 Best Efforts to Satisfy Conditions. SSLIC shall use its best efforts to cause all conditions in this Article 5 to be satisfied on or prior to the second business day prior to the Closing Date.

5.15 Inconsistent Activities. From the date of this Agreement, unless and until this Agreement has been terminated in accordance with Section 10.1, SSLIC shall not (i) solicit, directly or indirectly, any offer to acquire any of the SSLIC Common, or all or substantially all of the assets of any of SSLIC, whether by merger, purchase of assets, tender offer, or otherwise; or (ii) enter into any negotiations or agreements which contemplate the merger of SSLIC or the sale of any of the SSLIC Common, or all or substantially all of the assets of SSLIC to any person other than Security National Life. Nothing contained in this Section shall prohibit the management of SSLIC from advising its shareholders of any bona fide offer communicated to such management.

5.16 Access to Properties, Files, Etc. SSLIC shall from time to time or at any time from the date hereof to the Effective Time of the Merger, give or cause to be given to Security National Life, its officers, employees, agents, representatives, consultants, accountants, public accountants, and general or special counsel:

         (i) full access during normal business hours to all SSLIC's properties, accounts, books, minute books, deeds, title papers, insurance policies, licenses, agreements, contracts, commitments, tax returns, records and files of every character, equipment, machinery, fixtures, furniture, vehicles, notes and accounts payable and receivable, and data processing programs;

         (ii) the name of each financial institution in which SSLIC or the trustee or agent of any retirement, pension, or similar plan to which SSLIC is a party has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto and the name of each person holding a power of attorney from SSLIC;

         (iii) promptly upon their becoming available, one copy of each financial statement, report, notice, or proxy statement sent by SSLIC to its shareholders generally, and of each regular or periodic report and any periodic statement or written communication, other than transmittal letters (all such material being collectively referred to as "SSLIC Reports"), in respect of SSLIC Reports filed by SSLIC with, or received by any of them in connection with, SSLIC Reports from any .securities commission or department; and

         (iv) all such other information concerning the affairs of SSLIC as Security National Life may reasonably request.

SSLIC agrees that any investigation or inquiry made by Security National Life pursuant to this Section 5.16 shall not in any way affect or diminish the representations and warranties made by SSLIC in this Agreement. Security National Life agrees that any such investigation or inquiry made by it after the date hereof shall be conducted at Security National Life's sole expense and in such manner as not to interfere unreasonably in any material way with the operation of the business of SSLIC. SSLIC further agrees that from the date of this Agreement until the Effective Time of the Merger or the termination of this Agreement, Security National Life shall have the right, at Security National Life's expense, at any time during normal business hours, to locate employees, agents, representatives and/or consultants at the premises of SSLIC.

5.17 Correspondence with Regulators. SSLIC shall promptly provide Security National Life with copies of all correspondence to and from all regulatory authorities having jurisdiction with respect to SSLIC.

5.18  Hart-Scott-Rodino  Filing.  As soon as practicable  after the execution of this Agreement, SSLIC will effect all filings required, if any, by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 by reason of the transactions contemplated by this Agreement.

                                    ARTICLE 6

                           APPROVALS NEEDED FOR MERGER

         The consummation of the Merger shall be subject to the condition that the following approvals orders and regulatory requirements shall have been obtained or complied with prior to the Closing Date:

6.1 Hart-Scott-Rodino Antitrust Improvements Act of 1976. In the event that the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is deemed applicable at any time prior to the Closing Date, said act and the rules and regulations thereunder shall have been fully complied with by Security National Life and SSLIC (including, without limitation, compliance with the information furnishing and waiting period requirements thereof) prior to the Closing Date or such compliance shall have been waived by the governmental agencies having authority to give such waiver prior to the Closing Date.

6.2 Regulatory Approvals. All authorization, consents, orders or approvals of, or declarations of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental entity (including, without limitation, the insurance departments of the states of Florida and Utah) necessary for the consummation of transactions contemplated by the agreement and Plan of Reorganization shall have been obtained.


                                    ARTICLE 7

                                   CONDITIONS

7.1 Conditions Precedent to Obligations of Security National Life. The obligation of Security National Life to proceed with the transactions contemplated hereby is subject to satisfaction of the following conditions unless waived in writing by SSLIC:

         (a) Receipt of Approvals. The approval and action required by Article 6 shall, if necessary, have been obtained.

         (b) Completion of Valuation Report. A valuation report on the fair market value of the minority interests in the SSLIC Common shall be completed by Houlihan Valuation Advisors and delivered to Security National Life and SSLIC.

         (c) Dissenting SSLIC Shares; Stockholder Approval. On the Closing Date the dissenting SSLIC shares shall not exceed ten percent (10 %) of the shares of SSLIC Common then outstanding. Dissenting SSLIC shares shall mean, for the purpose of this Section 7.1(c), shares of SSLIC Common the holders of which shall have perfected their rights as dissenting shareholders under Section
607.1302 et seq. of the Florida Business Corporation Act.

         (d) Approval by SSLIC Shareholders. This Agreement and the Plan of Merger and the transactions contemplated thereby, shall have been approved and adopted by the affirmative vote or written consent of the holders of a majority of the outstanding shares of SSLIC Common.

         (e) Compliance. All of the covenants and obligations contained in this Agreement to be complied with and performed by SSLIC at or before the Closing Date shall have been complied with and performed.

         (f) Representations and Warranties True and Correct. The representations and warranties made by SSLIC in this Agreement shall be true and correct in all material aspects, at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except for changes contemplated by this Agreement; provided, however, that the foregoing condition shall be deemed to be satisfied except where any failure or failures to be true and correct shall reasonably be expected to result, in the aggregate, in an adverse change, after tax effect, in the financial condition or results of operations of SSLIC or, following the Effective Time of the Merger, of Security National Life, in excess of the amount of $25,000. SSLIC shall have delivered to Security National Life a certificate, dated the Closing Date, signed by an executive officer of SSLIC evidencing compliance with the provisions of paragraphs (g) and (h) of this Section 7.1.

         (g) Litigation. There shall not have been instituted any action or proceeding before any court or governmental agency or other regulatory or administrative agency or commission, by any governmental or other regulatory or administrative agency or commission or any private person, challenging the transactions contemplated hereby or otherwise relating to the transactions contemplated hereby or pursuant to the terms of the Plan of Merger.

         (h) Governmental Action. There shall not have been any action taken by any court, government, or governmental agency, domestic or foreign, rendering any party to this Agreement or the Plan of Merger unable to consummate the transactions contemplated hereby or thereby, otherwise making such transactions illegal.

         (i) Material Adverse Changes. Security National Life shall not have become aware after the date hereof of any facts which have a material adverse effect with respect to the assets, liabilities, financial condition, or results of operations of SSLIC, subject to the provisions of Section 8.1(i) above.

         (j) Resignation of Officers and Directors. Each officer and director of SSLIC as requested by Security National Life shall have executed a letter containing the resignation of such person as such officer and/or director effective as of the Effective Time of the Merger or at such date as Security National Life shall request.

         (k) Legal Matters. All actions, proceedings, instruments, and documents required to carry out this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and all other related legal matters shall be in all material respects to the reasonable satisfaction of counsel for Security National Life.

         (l) Receipt of Certain Documents. SSLIC shall have made available to Security National Life on or before the Closing Date the following items:

              (i) A copy of the resolution of the Board of Directors and shareholders of SSLIC adopting and approving this Agreement and the Plan of Merger and authorizing the transactions contemplated hereby and thereby, certified by the secretary or an assistant secretary of SSLIC;

              (ii) One or more certificates of the appropriate secretary of state (or other government official) as of a recent date showing SSLIC to be validly existing and in good standing;

              (iii) One or more certificates of the Franchise Tax Board of the state of Florida showing that all income tax and premium tax returns required to be filed as of such date by and all reports required to be filed by them through seven business days prior to the Closing Date have been duly filed and that the taxes reflected in such returns and reports have been duly paid;

              (iv) The resignations of all of the officers and directors of SSLIC as shall have been requested by Security National Life;

              (v) The minute books of SSLIC, and its stock register;

              (vi) All leases, contracts, insurance records, policies, and other documents affecting the assets and operations and systems of SSLIC wherever performed, including, but not limited to, all electronic data processing master files and programs in machine readable format and any documentation and procedures needed for their maintenance not previously delivered; and

              (vii) Such other documents as shall be reasonably requested by Security National Life.

7.2 Conditions Precedent to Obligations of SSLIC. The obligations of SSLIC to proceed with the transactions contemplated hereby are subject to satisfaction of the following conditions unless waived by Security National Life:

         (a) Receipt of Approvals. The approval and action required by Article 6 shall, if necessary, have been obtained.

         (b) Opinion of Counsel for Security National Life. SSLIC shall have received from Mackey Price Thompson & Ostler, counsel for Security National Life, an opinion, dated the Closing Date, to the effect that in such counsel's opinion:

              (i) Security National Life has been duly incorporated and is validly existing in good standing under the laws of its state of incorporation;

              (ii) each of this Agreement, the Plan of Merger and the Escrow Agreement has been duly authorized, executed, and delivered by Security National Life by all necessary corporate action and constitutes the valid and binding obligation of Security National Life in accordance with its respective terms, subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws, in each case relating to or affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforcement of such obligations is considered in proceeding in equity or at law);

              (iii) the execution, delivery, and performance of this Agreement, the Plan of Merger and the Escrow Agreement and the consummation of the transactions contemplated thereby will not result in any violation of any of the terms or provisions of the Articles of Incorporation or Bylaws of Security National Life or, to our knowledge, any loan or credit agreement, indenture, mortgage, note, or other agreement due to Security National Life or to which Security National Life is a party or by which it or any of its properties or assets is or may be bound;

              (iv) no authorization, consent, or approval of, or registration or filing with, any governmental or public body or authority of the United States, or of any jurisdiction thereof or therein, is required on the part of Security National Life for the performance of this Agreement, the Plan of Merger and the Escrow Agreement and the consummation of the transaction contemplated thereby, except such as have been obtained;

              (v) there are no actions or proceedings seeking to prevent or enjoin the transactions contemplated by this Agreement, the Plan of Merger and the Escrow Agreement known to such counsel to be pending or threatened. In giving such opinion, such counsel may rely upon opinions of other counsel satisfactory to it and, as to matters of fact, upon certificates of officers of Security National Life, provided that such counsel shall state that it believes it is justified in relying upon such certificates and shall deliver copies thereof to SSLIC contemporaneously with its opinion.

         (c) Compliance and Representations Correct. All of the covenants and obligations contained in this Agreement to be complied with and performed by Security National Life at or before the Closing Date shall have been complied with and performed in all respects, and the representations and warranties made by Security National Life in this Agreement shall be correct in all material respects, at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date, except for changes contemplated by this Agreement. Security National Life shall have delivered to SSLIC a certificate, dated the Closing Date and signed by an officer of Security National Life, evidencing compliance with the provisions of this Section 8.2.

         (d) Governmental Action. There shall not have been any action taken by any court, government, or governmental agency, domestic or foreign, rendering any party to this Agreement or the Plan of Merger unable to consummate the transactions contemplated hereby or thereby or otherwise making such transaction illegal.

         (e) Terms of Merger. The terms and provisions of the Merger between Security National Life and SSLIC shall be substantially in accordance with those set forth in the Plan of Merger, which is attached hereto as Annex I and is hereby made a part of this Agreement.

         (f) Legal Matters. All actions, proceedings, instruments, and documents required to carry out this Agreement and the Plan of Merger and to consummate the transactions contemplated hereby and all other related legal matters shall be in all material respects to the reasonable satisfaction of counsel for SSLIC.

         (g) Receipt of Certain Documents. Security National Life shall have made available to SSLIC on or before the Closing Date the following items:

              (i) A copy of the resolutions of the Board of Directors of Security National Life adopting and approving this Agreement and authorizing the transactions contemplated hereby and thereby, certified by the secretary or an assistant secretary of Security National Life;

              (ii) One or more certificates of the appropriate secretary of state (or other government official) as of a recent date showing Security National Life to be validly existing and in good standing;

              (iii) Such other documents as shall be reasonably requested by SSLIC.

                                    ARTICLE 8

                              ACCESS TO INFORMATION

8.1 Pre-Closing Access by SSLIC. SSLIC shall give Security National Life's representatives, agents, consultants, accountants, and attorneys full access as set forth in Section 5.16. Security National Life agrees that it will hold in strict confidence all documents and information concerning SSLIC so furnished (except that such documents and information may be disclosed to Security National Life's independent accountants and counsel in like confidence and to any governmental authority reviewing the transactions contemplated by this Agreement), and, if the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained (except to the extent that such information was previously known to Security National Life or any of its affiliates, in the public domain or later acquired by Security National Life or any of its affiliates from other legitimate sources or thereafter through no fault of Security National Life becomes information generally available to the public) and upon written request from SSLIC all such documents shall immediately thereafter be returned to the party which furnished the particular document to Security National Life.

8.2 Access to Accountant's Records by SSLIC. SSLIC shall direct its independent accountants to grant access to all documents in their possession concerning SSLIC, including its working papers, to representatives of Security National Life, at the expense (if any) of Security National Life, and the confidentiality provision set forth in Section 8.1 shall apply equally to all such documents.

8.3 Post-Merger Access by SSLIC. After the Effective Time of the Merger, Security National Life agrees that it shall cause SSLIC to give those persons who were SSLIC' s officers, directors, attorneys, and accountants immediately prior to the Closing reasonable access to the records of SSLIC in connection with any litigation that may arise under this Agreement or any requirements of law or government regulations which may be applicable.

                                    ARTICLE 9

                                 INDEMNIFICATION

9.1 Indemnification by SSLIC. SSLIC hereby agrees to indemnify and hold harmless Security National Life against and in respect of any direct out-of-pocket loss, damage, or expense arising out of:

         (a) Any claim, liability, or obligation suffered or incurred by Security National Life resulting from or arising out of any misrepresentation, breach, or non-fulfillment of any representation, warranty, covenant, or agreement on the part of SSLIC contained in this Agreement; and

         (b) All actions, suits, investigations, proceedings, demands, assessments, judgments, reasonable attorney's fees, direct out-of-pocket costs and expenses incident to the foregoing, including (but not limited to) any audit or investigation by any governmental entity.

9.2 Indemnification by Security National Life. Security National Life hereby agrees to indemnify and hold harmless SSLIC against and in respect of any direct out-of-pocket loss, damage, or expense arising out of:

         (a) Any claim, liability, or obligation suffered or incurred by SSLIC resulting from or arising out of any misrepresentation, breach, or non-fulfillment or any representation, warranty, covenant, or agreement on the part of Security National Life contained in this Agreement; and

         (b) All actions, suits, investigations, proceedings, demands, assessments, judgments, reasonable attorney's fees, direct out-of-pocket costs, and expenses incident to the foregoing, including (but not limited to) any audit or investigation by any governmental entity.

9.3 Survival of Obligation to Indemnify. The mutual identification obligations of Security National Life and SSLIC shall survive until twelve (12) months after the Effective Time of the Merger (the "Indemnification Period"), and shall continue thereafter only with respect to a claim, liability or obligation for which the party seeking indemnity hereunder shall have given the other party an Indemnification Notice as provided herein at least ten (10) days prior to the expiration of the Indemnification Period. After the Effective Time of the Merger, the holders of SSLIC Common, pro rata in accordance with their ownership of SSLIC Common as of the Effective Time of the Merger, shall succeed to SSLIC's indemnification rights and obligations under this Article 9; provided, however, that the maximum aggregate amount for which any shareholder of SSLIC Common is required to indemnify Security National Life pursuant to this Article 9 shall not exceed such shareholder's Pro Rata Indemnification Obligation (as defined below). A shareholder's Pro Rata Indemnification Obligation shall be determined by multiplying (x)the Indemnity Amount (as defined in Section 9.6) by (y) the quotient of (A) the amount of cash paid to such shareholder hereunder, divided by (B) the total amount of cash paid to shareholders of SSLIC Common hereunder as part of the Merger Consideration.

9.4 Notice and Procedure. Either party claiming indemnity hereunder (hereinafter referred to as the "Indemnified Party") shall give the party against whom indemnity is sought (hereinafter referred to as the "Indemnifying Party") prompt written notice (the "Indemnification Notice") after obtaining knowledge of any claim or the existence of facts as to which recovery may be sought against the Indemnifying Party because of the indemnity provisions set forth in this Article
9. The Indemnification Notice shall specify the basis for such indemnification claim, shall include the amount of such claim if known, and shall be supported by relevant information and documentation with respect thereto. If the Indemnifying Party does not object in writing to such identification claim within thirty (30) business days of receiving such Indemnification Notice, the Indemnified Party shall be entitled to recover promptly from the Indemnifying Party the amount of such claim and no later objection by the Indemnifying Party shall be permitted. In the event that the Indemnifying Party shall have timely objected in writing in whole or in part to any Indemnification Notice, the Indemnifying Party and the Indemnified Party shall privately attempt to resolve or compromise the claim. If the Indemnifying Party and the Indemnified Party shall have failed to resolve or compromise or agree to postpone resolution of the claim within a period of thirty (30) days from the date the Indemnifying Party shall have objected in writing, the Indemnified Party shall be free to seek a legal remedy.

9.5 Third Party Claims. If a claim for indemnity arises in connection with a claim made by a third party (a "Third Party Claim"), the Indemnifying Party shall have the right, at any time after receipt of an Indemnification Notice, with respect to such Third Party Claim to assume the defense (which assumption may be made under a reservation of rights) and to control the settlement and compromise of such action or claim at its sole expense. The Indemnified Party shall cooperate in such defense as reasonably necessary, to enable the Indemnifying Party to conduct its defense, including providing the Indemnifying Party with reasonable access to such records as may be relevant to its defense. The Indemnifying Party shall be entitled to settle any such Third Party Claim without the prior written consent of the Indemnified Party provided that the Indemnifying Party provides the Indemnified Party with reasonable assurances that the Indemnified Party will be fully indemnified by the Indemnifying Party in connection with any such Third Party Claim. The Indemnified Party shall be entitled to retain its own counsel at its own expense in connection with any Third Party Claim that the Indemnifying Party has elected to defend. If the Indemnifying Party elects not to conduct the defense of a Third Party Claim, the Indemnified Party may defend and/or settle such Third Party Claim; provided, however, that the Indemnifying Party shall not be liable for any costs, damages, or expenses arising out of any settlement effected without its prior written consent, which consent shall not be unreasonably withheld. The Indemnified Party and the Indemnifying Party agree to keep each other reasonably informed as to the progress of any matter that is the subject of a Third Party Claim. The Indemnified Party further agrees to take any and all reasonable steps, including (without limitation) those steps reasonably requested by the Indemnifying Party, to mitigate any losses, damages, or expenses with respect to any Third Party Claim under this Agreement and to cooperate with the defense thereof. In the event it is ultimately determined that the Indemnified Party was not entitled to indemnification for a Third Party Claim, and the Indemnifying Party has nonetheless assumed the defense of such asserted liability, then the Indemnified Party shall, at such time as it is ultimately determined that the Indemnified Party was not entitled to indemnification, reimburse the Indemnifying Party for the reasonable costs and expenses, including reasonable attorney's fees, incurred by the Indemnified Party in connection with such assumption.

9.6 Limitation on Indemnification Obligations. Except as provided in the last clause of this sentence, an Indemnified Party shall not be entitled to recover any indemnification obligation pursuant to this Article 9 unless and until the total indemnification obligations for which such Indemnified Party could seek recovery hereunder exceeds the sum of Twenty-Five Thousand Dollars ($25,000) in the aggregate (the "Threshold Amount"). In the event such aggregate indemnification obligations exceed the Threshold Amount, such Indemnified Party shall be entitled to recover only the amount by which such aggregate indemnification obligations exceed the Threshold Amount. In no event may an Indemnified Party be entitled to recover an identification obligation under this
Article 9 in excess of Five Hundred Thousand Dollars ($500,000) (the "Indemnity Amount"). Notwithstanding anything to the contrary contained herein, any indemnification payments made to Security National Life pursuant to this Article 9 shall be net of related tax effects and net of insurance proceeds received or to be received by Security National Life on account of such indemnification claim.

9.7 Indemnification as Exclusive Remedy. Indemnification pursuant to the provisions of this Article 9 shall be the sole and exclusive remedy of the parties hereto for any misrepresentation or breach of any warranty, covenant, or agreement contained in this Agreement or in any closing document executed and delivered pursuant to the provisions hereof, or any other claim arising out of the transactions contemplated by this Agreement.

9.8 No Consequential Damages. With respect to any claim for indemnity under this Agreement or any dispute among the Parties arising out of this Agreement, no party shall be entitled to recover from any other party any consequential damages, except that such limitation shall not apply in the case of intentional misrepresentation or fraud on the part of a party.

                                   ARTICLE 10

                                  MISCELLANEOUS

10.1 Termination; Expenses. This Agreement, the Plan of Merger, and the transactions contemplated by this Agreement and the Plan of Merger may be terminated at any time, whether before or after action by the shareholders of SSLIC as contemplated by Section 5.16:

         (a) by action of the Board of Directors of Security National Life in the event of a failure of a condition set forth in Section 7.1;

         (b) by action of the Board of Directors of SSLIC in the event of a failure of a condition set forth in Section 7.2;

         (c) by mutual agreement of the Boards of Directors of Security National Life and SSLIC;

If termination shall occur as permitted herein, each party will pay its own expenses incurred in connection with the proposed merger at the time of termination.

10.2 Rights of Third Parties. This Agreement has been negotiated by and among the Parties, and no other person shall have any rights or obligations hereunder. Neither SSLIC nor Security National Life may assign this Agreement or any interest hereunder, and any such attempted assignment not in compliance herewith shall be null and void, except that Security National Life may assign this Agreement to a wholly owned SSLIC Holding, provided that any such assignment shall not relieve Security National Life of its obligations hereunder. Except as otherwise provided herein, this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

10.3 Survival of Representations and Warranties; Indemnities. The representations, warranties, covenants, and agreements of SSLIC and Security National Life contained in this Agreement and in any instrument delivered hereunder shall survive for the period of their obligation to indemnify, as set forth in Section 9.3.

10.4 Prior Agreements; Modifications. This Agreement, the Plan of Merger and the Escrow Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all prior agreements, documents, or other instruments with respect to the matters covered hereby. This Agreement may be amended by an instrument in writing signed by each of SSLIC and Security National Life; provided, however, that no such amendment entered into without the written consent of the shareholders of SSLIC may decrease the Merger Consideration.

10.5 Captions and Table of Contents. The captions and table of contents in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

10.6 Governing Law. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of the State of Utah without regard to its conflicts of law principles.

10.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof.

10.8 Severability. If any clause, provision, or section of this Agreement is ruled illegal, invalid, or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision, or section shall not affect any of the remaining provisions hereof.

10.9 Notices. Any notice, request, instruction, or other document to be given hereunder shall be in writing and shall be transmitted by certified or registered mail, postage prepaid, by reputable express courier, or by facsimile transmission. The addresses or facsimile telephone numbers to which such communications shall be sent are as follows:

If to SSLIC:
                  755 Rinehart Road
                  Lake Mary, Florida
                  Attention: Scott M. Quist, President and
                  Chief Operating Officer
                  Facsimile Number: (407) 323-9701

If to Security National Life:

                  5300 South 360 West, Suite 250
                  Salt Lake City, UT 84123
                  Attention: George R. Quist, Chairman and
                  Chief Executive Officer
                  Facsimile Number: (801) 265-9882

With a copy to:

                  Mackey Price Thompson & Ostler
                  57 West 200 South, Suite 350
                  Salt Lake City, Utah 84101-3663
                  Attention: Randall A. Mackey, Esq.
                  Facsimile Number: (801) 575-5006

If to the Disbursing Agent:

                  Mackey Price Thompson & Ostler
                  57 West 200 South, Suite 350
                  Salt Lake City, Utah 84101-3663
                  Attention: Randall A. Mackey, Esq.
                  Facsimile Number: (801) 575-5006

or to such other address or facsimile telephone number as any party may from time to time designate to the others in writing.

10.10 Waiver. The accuracy of any representation or warranty, the performance of any covenant or agreement or the fulfillment of any condition of this Agreement by SSLIC, SSLIC Holding or Security National Life may be expressly waived only in writing by the other parties. Any waiver hereunder shall be effective only in the specific instance and for the purpose for which given. No failure or delay on the part of SSLIC, SSLIC Holding or Security National Life in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies expressly specified in this Agreement are cumulative and are not exclusive of any rights or remedies which either party would otherwise have.

10.11 Definition of SSLIC's Knowledge. For the purposes of this Agreement, the knowledge of SSLIC shall be deemed to be limited to the actual knowledge of the individuals identified on Schedule 10.11 delivered to Security National Life.

10.12 Definition of Security National Life's Knowledge. For the purposes of this Agreement, the knowledge of Security National Life shall be deemed to be limited to the actual knowledge of the individuals identified on Schedule 10.12 delivered to Security National Life.

10.13 Attorney's Fees. In the event any party hereto institutes litigation to enforce its rights or remedies under this Agreement, the party prevailing in such litigation shall be entitled to receive an award from the non-prevailing party of the prevailing party's reasonable attorney's fees and costs incurred in connection with such litigation. The foregoing shall include reasonable attorney's fees and costs incurred at trial, on any appeal and in any proceeding in bankruptcy.

10.14 Consent to Jurisdiction. Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Utah located in the County of Salt Lake, and of the United States District Court for the Central District of Utah for purposes of any suit, action, or proceeding relating to this Agreement or the Plan of Merger (a "Related Proceeding") and irrevocably waives, to the fullest extent it may effectively do so, (i) any objection it may have to the laying of venue of any Related Proceeding in any such court, and
(ii) the defense of an inconvenient forum to the maintenance of any Related Proceeding in any such court.

10.15 Cross References. Unless additional information is provided or the content clearly requires otherwise, references to a specified Article or Section shall be construed to mean a reference to the specified Article or Section of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound hereby, has duly executed this Agreement as of the date first written above.

                                        SECURITY NATIONAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ George R. Quist
                                            ------------------------------------
                                                 George R. Quist, Chairman and
                                                    Chief Executive Officer


                                        SSLIC HOLDING COMPANY



                                        By:/s/George R. Ouist
                                           -------------------------------------
                                                 George R. Quist, Chairman and
                                                    Chief Executive Officer

                                        SOUTHERN SECURITY LIFE
                                        INSURANCE COMPANY


                                        By:/s/Scott M. Ouist
                                           -------------------------------------
                                                 Scott M. Quist, President and
                                                    Chief Operating Officer

                                                                      Appendix B

                       FAIRNESS OPINION EXECUTIVE SUMMARY

Overview
--------

         The Boards of Directors of Security National Financial Corporation ("Security National") and Southern Security Life Insurance Company (Southern Security" or "the Company") have requested Houlihan Valuation Advisors ("HVA") to express an opinion ("the Opinion") as to the fairness to the minority shareholders ("the Minority Shareholders") of Southern Security of the proposed acquisition by Security National of minority interests in the common stock of Southern Security held by the Minority Shareholders ("the Transaction"), assuming the Transaction is consummated as proposed. More specifically, the Opinion addresses the fairness of the Transaction to the Minority Shareholders; e.g., that the Minority Shareholders are receiving adequate consideration in the Transaction in exchange for the sale of their common stock in the Company, and that the Transaction is fair to the Minority Shareholders from a financial point of view. The Opinion is as of August 24, 2004 and is valid as of that date. The Transaction is described in detail elsewhere in this Proxy Statement. HVA is a national valuation firm, which specializes in providing valuation opinions.

Review and Analysis Leading to Opinion
--------------------------------------

         In connection with the Opinion, HVA made such analyses, reviews and inquiries as it deemed necessary and appropriate under the circumstances. These analyses included but were not limited to a valuation analysis of Southern Security, in which HVA estimated the fair market value of minority interests in the common stock of the Company utilizing the book/liquidation value, transaction value, market value, and income value methods of valuation.

         The above referenced valuation analysis is contained in a report ("the Valuation Report") prepared by HVA entitled "Valuation of Southern Security Life Insurance Company as of June 30, 2004". Both the Valuation Report and the complete Fairness Opinion are available for review at the offices of Security National. The Valuation Report includes (i) a background and description of Southern Security; (ii) a June 2004 national economic overview and outlook;
(iii) an overview of the life insurance industry; (iv) a financial review of the Company; and (v) the valuation analysis of the Company's common stock. Both the Valuation Report and the Opinion should be reviewed in connection with this Executive Summary.

         In preparing the Valuation Report and Opinion, the following analytical procedures, among others, were conducted:

         (1) A number of documents, which are disclosed in the Opinion, were reviewed.

         (2) Discussions were conducted with certain members of the management teams of Southern Security and Security National, as well as with legal counsel for Security National.

         (3) A review of the national economy and the life insurance industry was conducted.

         (4)  A financial review of Southern Security was conducted.

         (5) Certain income statement forecasts and accompanying assumptions were prepared and reviewed with management of Southern Security.

         (6) A review of the market prices and trading volume of Southern Security common stock was conducted.

         (7) A review and analysis of market data for publicly traded life insurance companies relative to financial ratios, market value ratios, and value multiples was conducted.

         (8) Generally recognized financial analysis and valuation procedures were undertaken to ascertain reasonable ranges of fair market value for minority interests in the common stock of Southern Security, as well as to arrive at a final value estimate for such common stock.

         (9) Various other information was reviewed and analyzed and other analyses were performed as deemed appropriate.

Limiting Conditions
-------------------

         The Opinion is subject to a number of limiting conditions, which are disclosed therein.

Fairness Conclusion and Opinion
-------------------------------

         Based upon the foregoing analyses and in reliance thereon, it is the opinion of HVA that the Transaction as proposed is fair to the Minority Shareholders of Southern Security from a financial point of view, assuming that the Transaction is consummated as proposed, at a common share price of $3.84 per share. The Minority Shareholders are receiving adequate consideration in the Transaction in exchange for the sale of their common stock in the Company.

         It is HVA's understanding that the Board of Directors of both Southern Security and Security National have made their own independent investigation of the Transaction, and that their decision to participate in the Transaction is based primarily on such investigation.

         Delivery of the Opinion to the Directors is subject to the conditions, limitations, and assumptions set forth therein. HVA reserves the right, in the event that events or facts subsequent to the date of the Opinion become known which have a material impact on the value of minority interests in the common stock of Southern Security, to supplement or withdraw the Opinion.

                                                                      APPENDIX C

                 SECTIONS 607.1301, 607.1302 AND 607.1320 OF THE
                        FLORIDA BUSINESS CORPORATION ACT


607.1301. Dissenters' rights; definitions

         The following definitions apply to ss. 607.1301, 607.1302 and 607.1320:

         (1)  "Corporation"  means the issuer of the shares held by a dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302. Right of shareholders to dissent

         (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:

         1. If the shareholder is entitled to vote on the merger, or

         2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

         1. Altering or abolishing any preemptive rights attached to any of his or her shares;

         2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

         3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

         4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

         5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

         6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

         7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

         (2) A shareholder  dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

         (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

         (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320. Procedure for exercise of dissenters' rights

         (1)(a) If a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

         1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

         2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

         (b) If proposed  corporate action creating  dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

         (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a) Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

         (5)  Within  10 days  after  the  expiration  of the  period  in  which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:


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

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

         (7) If the corporation fails to make such offer within the period specified therefore in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer may arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefore or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefore, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

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